As filed with the Securities and Exchange Commission on April 15, 2020

File No. 333-62051

ICA No. 811-8979

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 51	☒

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 51

Victory Variable Insurance Funds

(Exact name of Registrant as Specified in Trust Instrument)

4900 Tiedeman Road, 4th Floor

Brooklyn, Ohio 44114

(Address of Principal Executive Office)

(800) 539-3863

(Area Code and Telephone Number)

Copy to:

Charles Booth	Christopher K. Dyer	Jay G. Baris
Citi Fund Services Ohio, Inc.	Victory Variable Insurance Funds	Shearman & Sterling LLP
4400 Easton Commons, Suite 200	4900 Tiedeman Road	599 Lexington Avenue
Columbus, Ohio 43219	Brooklyn, OH 44144	New York, New York 10022

Approximate Date of Proposed Public Offering:  As soon as practicable after this registration statement becomes effective.

It is proposed that this filing will become effective:

☒ Immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)	☐ on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

April 15, 2020

Prospectus

Victory Variable Insurance Diversified Stock Fund

Class A

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports may no longer be sent by mail from the insurance company that issued your variable annuity and variable life insurance contract, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available on www.victoryfunds.com. The insurance company that offers your contract may also make these reports available on a website, and such insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

If offered by your insurance company, you may elect to receive all future reports in paper and free of charge from the insurance company. You can inform your insurance company that you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds available under your contract.

Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by life insurance companies. For more information, call your participating insurance company.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Victory Funds

Table of Contents

Fund Summary

    Investment Objective

    Fund Fees and Expenses

    Principal Investment Strategy

    Principal Risks

    Investment Performance

    Management of the Fund

    Purchase and Sale of Fund Shares

    Tax Information

    Payments to Insurance Companies

Additional Fund Information

    Investments

    Risk Factors

Organization and Management of the Fund

Investing in the Fund

    Share Price

    How to Buy Shares

    How to Sell Shares

Contract Owner Administrative Services Agreement

Distribution and Service Plan

Distributions and Taxes

Important Fund Policies

Financial Highlights

 Variable Insurance Diversified Stock Fund Summary

Investment Objective

The Victory Variable Insurance Diversified Stock Fund (the "Fund") seeks to provide long-term growth of capital.

Fund Fees and Expenses

This section describes the fees and expenses applicable to Class A shares of the Fund. The table does not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Fund as an investment option. If these charges were included, overall expenses would be higher. For more information about these fees and charges, refer to the separate account prospectus.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management Fees	0.30%
Distribution (12b-1) Fees	0.25%
Other Expenses (includes a contract owner's administrative service fee of up to 0.25%)	0.44%
Total Annual Fund Operating Expenses[1]	0.99%

1  Victory Capital Management Inc., the Fund's investment adviser ("Adviser"), has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.02% through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example does not include the fees and charges related to the variable annuity contract or variable life insurance policy that offers the Fund as an investment option. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$101	$315	$547	$1,213

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 113% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of its assets in common stock, which includes securities convertible or exchangeable into common stock traded on U.S. exchanges. The Fund's investments include securities issued by established, large-cap companies, as well as securities of mid-cap companies. The Fund's investments include foreign securities that are traded in the U.S., including American Depositary and Global Depositary Receipts (ADRs and GDRs).

The Fund invests in both growth and value securities:

  Growth securities are stocks of companies that the Adviser believes will experience earnings growth; and
  Value securities are stocks that the Adviser believes are intrinsically worth more than their market value.

The Adviser employs both a top-down and bottom-up methodology to construct a diversified portfolio that avoids excessive sector and security concentrations. The Adviser pursues investments that it believes are statistically cheap or intrinsically undervalued given growth prospects, while trying to identify the presence of a catalyst for future growth (e.g., acquisition, new products, economic cycle or management change). The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

As a result of the Adviser’s investment process, the Fund’s investments may be focused in one or more economic sectors from time to time, including the information technology sector.

As a result of its investment strategy, the Fund may experience annual portfolio turnover in excess of 100%.

Principal Risks

The Fund's investments are subject to the following principal risks:

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk – Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

Large Capitalization Stock Risk – The securities of large cap companies may underperform the securities of smaller cap companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

Sector Risk – To the extent the Fund focuses in one or more sectors, such as the information technology sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. For example, the values of companies in the information technology sector are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.

Investment Style Risk – Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Mid Capitalization Stock Risk – Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Foreign Securities Risk – Foreign securities (including ADRs and GDRs) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Portfolio Turnover Risk – Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities will generally result in higher transaction costs and Fund expenses and can lead to distribution of additional short-term capital gains to investors, which are taxed as ordinary income.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the the past 10 years. The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

The returns in the bar chart and performance table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Fund. If such fees and expenses were reflected, the returns would be lower than those shown. The Fund's investment team changed on May 15, 2017. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Calendar Year Returns for Class A Shares

Highest Quarter	13.42% (quarter ended December 31, 2011)
Lowest Quarter	-18.46% (quarter ended September 30, 2011)

Average Annual Total Returns (For the Periods ended December 31, 2019)	1 Year	5 Years	10 Years
Fund	28.39%	7.22%	9.79%
Index
S&P 500® Index Index returns reflect no deduction for fees, expenses, or taxes.	31.49%	11.70%	13.56%

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser's Munder Capital Management ("Munder") investment franchise.

Portfolio Managers
	Title	Tenure with the Fund
Michael P. Gura, CFA	Senior Portfolio Manager/Analyst	Since May 2017
Tony Y. Dong, CFA	Chief Investment Officer	Since December 2019
Robert E. Crosby, CFA	Senior Portfolio Manager	Since December 2019
Gavin Hayman, CFA	Senior Portfolio Manager	Since December 2019

Purchase and Sale of Fund Shares

Shares of the Fund are currently offered to certain separate accounts to fund variable annuity contracts and variable life insurance policies issued by insurance companies. Shares of the Fund are not offered directly to the public and investors cannot place orders to purchase or sell shares with the Fund directly. Please refer to the separate account prospectus for information on how to manage your investment options in the Fund and any fees that may apply.

Tax Information

Since the Fund is only offered for investment through a tax-deferred arrangement, such as a variable insurance product, the Fund's distributions are not generally taxable. Such tax-deferred arrangements may be taxed later upon withdrawals of monies from those arrangements.

Payments to Insurance Companies

The Fund, through its distributor, may pay fees for activities primarily intended to result in the sale of Fund shares to insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. These payments may create a conflict of interest by influencing insurance companies to include the Fund as an underlying investment option in its variable insurance products. Ask your variable products salesperson or visit the insurance company's website for more information.

Additional Fund Information

Victory Capital Management Inc., which we refer to as the "Adviser" throughout the Prospectus, manages the Fund.

The Victory Variable Insurance Diversified Stock Fund (the "Fund") is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies.

The following section describes additional information about the principal investment strategy the Fund will use under normal market conditions to pursue its investment objective, as well as any secondary strategies the Fund may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Fund. The SAI includes more information about the Fund, its investments, and the related risks. Under adverse, unstable or abnormal market conditions, the Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash and cash equivalents. For cash management purposes, the Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. These positions may reduce the benefit from any upswing in the market, cause the Fund to fail to meet its investment objective and increase the Fund's expenses.

Investment Strategy

The Fund's investment objective and policy to invest at least 80% of its assets in the type of securities suggested by the Fund’s name are non-fundamental and may be changed by the Board of Trustees upon at least 60 days' written notice to shareholders. For purposes of the Fund's 80% investment policy, "assets" means the Fund's net assets plus the amount of any borrowings for investment purposes, but exclusive of any collateral held from securities lending.

  Investment Characteristics of the Fund
    Diversified investment portfolio;
    Seeks to achieve long-term growth;
    Invests in growth and value securities issued by established large cap and mid cap companies; and
    Fluctuating NAV per share.
  Who May Want to Invest in the Fund
    Contract owners willing to accept the risk of price and dividend fluctuations;
    Contract owners willing to accept higher risk in return for higher potential returns; and
    Contract owners with long-term financial goals, such as saving for retirement.
  The Fund may not be an appropriate selection for contract owners who:
    Are not willing to take any risk that they may lose money on their investment;
    Want absolute stability of their investment principal; or
    Want to invest in a particular sector or in particular industries, countries, or regions.

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund will not necessarily buy all of the securities listed below.

U.S. Equity Securities

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Equity Securities of Foreign Companies Traded in the U.S.

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations, and exchange-traded funds ("ETFs") that invest in foreign corporations.

The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Small-Capitalization Securities

The Fund may invest in small-capitalization securities.

Risk Factors

The following describes the principal risks that you may assume as an investor in the Fund.

Equity Securities Risk

The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks may fluctuate, sometimes rapidly or unpredictably. The value of a security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods or services or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. The Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Fund's investment team views as unfavorable for equity securities.

Stock Market Risk

Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. These policies may not be successful and any unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies and could add significantly to the risks of increased volatility and decreased liquidity for the Fund's portfolio.

  Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes fire and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.
  Information Technology and Operational Risk — Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which the Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Manager Risk

The investment process used by the investment team may produce incorrect judgments about the value of a particular asset or the team may implement its investment strategy in a way that may not produce the desired results.

Active Trading Risk

To the extent the Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders) and higher taxable distributions. While it is not an investment strategy to actively trade the Fund's portfolio, the Adviser may from time to time do so, generating portfolio turnover rates in excess of 100%.

Focused Investment Risk

The Fund may focus its investments in companies in a particular market or sector. When the Fund focuses its investments in a particular market or sector, financial, economic, business, and other developments affecting issuers in that market or sector will have a greater effect on the Fund than if it had not focused its assets in that market or sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect a market or sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely, to the extent that they were to cause the Fund's cash position or cash requirements to exceed normal levels.

Investment Style Risk

Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Large-Capitalization Stock Risk

Large capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Large capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, the Fund may underperform other stock funds (such as funds that focus on the stocks of small and medium capitalization companies) when stocks of large capitalization companies are out of favor.

Mid-Capitalization Stock Risk

A mid-capitalization company may be adversely affected or fail as a result of its smaller size. Mid-sized companies are more likely than larger companies to have limited product lines, markets, or financial resources, or to depend on a less experienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of mid sized companies may, therefore, be more vulnerable to adverse developments than those of larger companies. Mid-capitalization stocks could also underperform stocks of smaller companies.

ADRs, GDRs and U.S.-Traded Foreign Investments Risks

Investing in foreign companies, including through ADRs and GDRs, involves certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. These factors can make foreign investments more volatile than U.S. investments. Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and to investments in U.S. companies that have significant foreign operations.

The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.

Investment Company Risk

The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Securities Lending Risk

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

Small-Capitalization Stock Risk

A small-capitalization company may be adversely affected by or fail as a result of its small size. Smaller companies are more likely than larger companies to have limited product lines, markets, or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small companies may, therefore, be more vulnerable to adverse developments than those of larger companies.

An investment in the Fund is not a complete investment program.

Organization and Management of the Fund

The Fund's Board of Trustees has overall responsibility for overseeing the management of the Fund. The Board of Trustees monitors the services provided to contract owners.

The Investment Adviser

The Fund is a series of Victory Variable Insurance Funds (the "Trust"). The Trust has an Advisory Agreement with the Adviser, which is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. As of March 31, 2020, the Adviser managed or advised assets totaling in excess of $123.7 billion for individual and institutional clients. The Adviser's address is 15935 La Cantera Parkway, San Antonio, TX 78256.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Munder Capital Management ("Munder") is the investment franchise responsible for management of the Fund.

For the fiscal year ended December 31, 2019, the Adviser was paid advisory fees of 0.30%, based on the percentage of the average daily net assets of the Fund.

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.

A discussion of the Board's most recent considerations in approving the Advisory Agreement is available in the Fund's annual report for the period ended December 31, 2019.

Portfolio Management

Michael P. Gura is the Portfolio Manager of the Fund. Mr. Gura is a Senior Portfolio Manager/Analyst of Munder and has been with the Adviser since 2014. From 1995-2014, Mr. Gura was an investment professional with Munder Capital Management, which was acquired by the Adviser in 2014. Mr. Gura is a CFA charterholder.

Tony Y. Dong is the Chief Investment Officer of Munder and has been with the Adviser since 2014 when the Adviser acquired Munder Capital Management. Prior to that, Mr. Dong was Vice Chairman and Chief Investment Officer of Munder Capital Management, where he was employed since 1988. Mr. Dong is a CFA charterholder.

Robert E. Crosby is a Senior Portfolio Manager of Munder and has been with the Adviser since 2014 when the Adviser acquired Munder Capital Management. Prior to that, Mr. Crosby was a Senior Portfolio Manager of Munder Capital Management, where he held various positions since 1993. Mr. Crosby is a CFA charterholder.

Gavin Hayman is a Senior Portfolio Manager of Munder and has been with the Adviser since 2014 when the Adviser acquired Munder Capital Management. Prior to that, Mr. Hayman was an Equity Analyst of Munder Capital Management from 2010 through 2014. From 2007 to 2010, Mr. Hayman was Director-Research at Telemus Capital Partners, a high-net-worth management company. Hayman is a CFA charterholder.

The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts they manage and any ownership interests they have in the Fund.

Investing in the Fund

The Fund is designed as an investment exclusively for contracts that are offered by the separate accounts of participating insurance companies. The participating insurance company will buy and redeem shares according to your instructions, as provided in the contract, and will redeem shares as needed to provide benefits under the contract.

Shares of the Fund may be offered in the future to other separate accounts established by other insurance companies, and they may fund both variable annuity contracts and variable life insurance policies offered by the same or affiliated insurance companies. Although the Fund currently does not foresee any conflicts of interest between owners of variable annuity contracts and variable life insurance policies or between owners of variable contracts issued by insurance companies that are not affiliated, it is possible, for various reasons, that conflicts may arise between groups of contract owners. Each insurance company whose separate accounts invest in the Fund, the Distributor, and the Adviser are required to report any material irreconcilable conflict to the Board of Trustees and, where a conflict exists, the appropriate insurance company is required to take whatever action is necessary to remedy the conflict. The Board of Trustees is required to monitor the handling of the conflict and must be satisfied that the steps taken toward its resolution benefit the contract owners generally. In the event of a conflict, an insurance company might redeem its investment by one or more separate accounts in the Fund's shares. If this happens, the Fund may have to sell securities at unfavorable prices.

Share Price

The Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, the Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

To the extent the Fund’s investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem the Fund’s shares, such as on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

  Trading in the security has been halted;
  The market quotation for the security is clearly erroneous due to a clerical error;
  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

The Fund calculates its NAV per share by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of its outstanding shares.

How to Buy Shares

Opening an Account

You cannot buy shares of the Fund directly, but only as an investment option through variable annuity contracts or variable life insurance policies (together, the "contracts") that are offered by the separate accounts of certain life insurance companies ("participating insurance companies"). You are encouraged to read this Prospectus in conjunction with the accompanying separate account prospectus. Please refer to the separate account prospectus for information on how the participating insurance company buys and redeems shares.

Purchasing Shares

Orders to buy Fund shares are placed by the participating insurance company based upon instructions you provide to the participating insurance company. The Fund's transfer agent processes orders to buy shares of the Fund at its NAV next computed after the order is received in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution. The value of your contract's investment in the Fund also will be based upon premium payments, surrender and transfer requests, and any other transaction requests from contract owners, annuitants, and beneficiaries. In order to calculate the value of your investment, you would have to determine the number of contract units you own along with the "accrued unit value" of your contract.

Share Classes

The Fund currently offers only Class A shares as described in this Prospectus. At some future date, the Fund may offer additional classes of shares. The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons.

How to Sell Shares

Redemptions

Shares of the Fund may be redeemed by instructing your participating insurance company to terminate your contract's investment in the Fund. Please refer to the instructions provided in the separate account prospectus. The separate account may redeem shares on any business day at the NAV that is next calculated after the order is placed.

The Fund may suspend your right to redeem your shares in the following circumstances:

  During non-routine closings of the NYSE;
  When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or
  When the SEC orders a suspension to protect the Fund's shareholders.

The Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may draw funds from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.

The Fund will pay redemptions by any one separate account during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.

Contract Owner Administrative Services Agreement

The Fund has adopted a form of Contract Owner Administrative Services Agreement. A contract owner servicing agent performs a number of services for its customers who hold contracts offered by participating insurance company separate accounts that invest in the Fund, such as establishing and maintaining accounts and records, processing additional contract units attributable to Fund dividend payments, arranging for bank wires, assisting in transactions, and changing account information. For these services, Class A shares of the Fund pay a fee at an annual rate of up to 0.25% of the average daily net assets serviced by the agent. The Fund may enter into these agreements with financial institutions that provide such services. Contract owner servicing agents may waive all or a portion of their fee. (Not all agents may provide all services listed above.)

Distribution and Service Plan

In accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, the Trust has adopted a Distribution and Service Plan. Under the Distribution and Service Plan, the Fund may pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets. The fee may be used by the Distributor to pay for activities primarily intended to result in the sale of Fund shares to life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies or to provide services to owners of variable annuity contracts and variable life insurance policies whose contracts or policies are funded with shares of the Fund, which services are not otherwise provided by life insurance companies and paid for with fees charged by life insurance companies.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser, the Distributor or their affiliates may make payments from their own resources for promotional and administrative expenses. These amounts would be in addition to amounts paid by the Fund under the Distribution and Service Plan and the Contract Owner Administrative Services Agreements.

Distributions and Taxes

The tax status of your insurance company separate account's investment in the Fund depends upon the features of your contract. For further information, please refer to the separate account prospectus.

The Fund expects to distribute substantially all of its ordinary income and capital gains each year. Ordinarily, the Fund declares and pays dividends from its net investment income annually. However, the Fund may not always pay a dividend or distribution for a given period. Capital gains distributions, if any, from the Fund will be made annually. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions made by the Fund will be automatically reinvested in additional shares of the Fund.

Important Information About Taxes

You should consult with your own tax adviser regarding the tax consequences of your investment in the separate account, including the application of state and local taxes which may differ from the federal income tax consequences described.

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not be subject to U.S. federal income tax on its net earnings and net capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations applicable to insurance company separate accounts in order to maintain the tax-deferred status of the contracts.

  Shares of the Fund must be purchased through the contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a contract.
  The Code requires that a separate account underlying a contract must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance contract for tax purposes. A separate account invested in the Fund will be treated as owning its proportionate share of the Fund's assets for purposes of determining whether the account is adequately diversified. If a separate account underlying a contract were not in compliance with these diversification requirements, the contract owner would be subject to tax on the contract's earnings.
  This discussion of federal income tax consequences is based on tax laws and regulations in effect as of the date of this Prospectus, and may change as a result of legislative, administrative or judicial action. As this discussion is for general information only, you also should review the more detailed discussion of federal income tax considerations that is contained in the separate account prospectus and the SAI.

Important Fund Policies

Market Timing

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares ("market timing"). We will uniformly deny any request to purchase shares if we believe that the transaction is part of a market timing strategy. In identifying market timing activity, we consider, among other things, the frequency of your trades, even when the trades are combined with those of other investors or shareholders.

Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will employ "fair value" pricing, as described in this Prospectus under "How Shares are Priced," to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity.

Because the Fund's shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not able to determine directly whether a separate account's purchase or sale of the Fund's shares on any given day represents transactions by a single investor or multiple investors. It also is not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors.

However, the Fund may request that an insurance company cooperate in monitoring transactions to detect potential market timing. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund shares. Consistent with applicable laws and agreements, the Fund may stop selling its shares to a separate account to prevent market timing.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund's website at VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Fund send these documents to each shareholder individually by calling your participating insurance company.

While this Prospectus and the SAI of the Fund describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.

Financial Highlights

The following financial highlights table reflects historical information about shares of the Fund and is intended to help you understand the Fund's financial performance for the past five years.

Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The total returns do not include charges that will be imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.

The information for the period ended on December 31, 2019 has been audited by Cohen & Company, Ltd., the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for all periods prior to December 31, 2019 has been audited by a different independent registered public accounting firm. The Fund's annual and semi-annual reports are available by calling the Fund at 800-539-FUND and at VictoryFunds.com.

Variable Insurance Diversified Stock Fund

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net Asset Value, Beginning of Period	$10.22	$14.91	$12.03	$12.75	$15.15
Investment Activities
Net Investment Income (Loss)	0.06(a)	0.07(a)	0.09(a)	0.13(a)	0.09
Net Realized and Unrealized Gains (Losses) on Investments	2.82	(2.07)	3.08	0.37	(0.53)
Total from Investment Activities	2.88	(2.00)	3.17	0.50	(0.44)
Distributions to Shareholders From
Net Investment Income	(0.06)	(0.06)	(0.09)	(0.13)	(0.09)
Net Realized Gains from Investments	(0.72)	(2.63)	(0.20)	(1.09)	(1.87)
Total Distributions	(0.78)	(2.69)	(0.29)	(1.22)	(1.96)
Net Asset Value, End of Period	$12.32	$10.22	$14.91	$12.03	$12.75
Total Return(b)	28.39%	(13.30)%	26.45%	3.90%	(3.11)%
Ratios to Average Net Assets
Net Expenses	0.99%	0.96%	0.94%	1.08%	1.14%
Net Investment Income (Loss)	0.50%	0.50%	0.68%	1.06%	0.56%
Gross Expenses	0.99%	0.96%	0.94%	1.08%	1.14%
Supplemental Data
Net Assets, End of Period (000's)	$29,618	$28,130	$38,877	$33,987	$38,441
Portfolio Turnover	113%	114%	138%	86%	78%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Total returns do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

P.O. Box 182593
Columbus, OH 43218-2593

Statement of Additional Information (SAI):  The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.

Annual and Semi-Annual Reports:  Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information:  To obtain copies of the SAI, annual and semi-annual reports, or more information at no charge, please call your participating insurance company.

By telephone: Call your participating insurance company at the toll free number listed in the separate account prospectus.	By mail: You may write to your participating insurance company at the address listed in the separate account prospectus.

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC) on the SEC's Edgar database at http://www.sec.gov or, after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.

On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Investment Company Act File Number 811-08979	VF-VIDS-PRO (04/20)

STATEMENT OF ADDITIONAL INFORMATION

VICTORY VARIABLE INSURANCE FUNDS

Victory Variable Insurance Diversified Stock Fund

April 15, 2020

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Victory Variable Insurance Funds (the “Trust”) prospectus for the Victory Variable Insurance Diversified Stock Fund (the “Fund”), dated April 15, 2020, as it may be amended or supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing Victory Variable Insurance Funds at P.O. Box 182593, Columbus, Ohio 43218-2593, or by calling your participating insurance company at the toll free number indicated on the separate account prospectus.

This SAI incorporates by reference the Fund’s financial statements for the fiscal year ended December 31, 2019 contained in the Fund’s December 31, 2019 Annual Report to shareholders, including the Financial Highlights and the related reports of Cohen & Company, Ltd., an independent registered public accounting firm. You may obtain a copy of the Fund’s most recent annual report at no charge by writing to the Fund at the address noted above or by calling your participating insurance company at the toll free number indicated on the prospectuses related to the insurance company separate accounts for which the Fund is an investment option.

TABLE OF CONTENTS

GENERAL INFORMATION	3
INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS	3
INVESTMENT STRATEGY	6
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS	6
DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES	25
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	27
MANAGEMENT OF THE TRUST	28
INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS	35
RULE 12b-1 DISTRIBUTION AND SERVICE PLAN	42
PORTFOLIO TRANSACTIONS AND BROKERAGE	46
DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS	49
TAXES	49
ADDITIONAL INFORMATION	51
APPENDIX A	57

GENERAL INFORMATION

The “Trust was organized as a Delaware statutory trust on February 11, 1998. The Trust is an open-end management investment company. The Trust consists of nine series of units of beneficial interest (“shares”).

Victory Capital Management Inc. (the “Adviser” or “Victory Capital”), is the Fund’s investment adviser. The Fund’s investment objective, restrictions and policies are more fully described below and in the Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new fund or a new share class of the Fund or liquidate the Fund or share class at any time.

This SAI relates to the Class A shares of the Fund, a diversified mutual fund. Much of the information contained in this SAI expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS

Investment Objective

The Fund’s investment objective is fundamental, meaning it may not be changed without a vote of the holders of a majority of the Fund’s outstanding voting securities. There can be no assurance that the Fund will achieve its investment objective.

Investment Policies and Limitations of the Fund

The policies and limitations stated in this SAI supplement the Fund’s investment policies set forth in the Prospectus.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust’s Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund’s outstanding voting securities unless (1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote.

Fundamental Investment Policies and Limitations of the Fund

The following investment limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares, as defined under the 1940 Act.  Under the 1940 Act, the vote of a majority of the outstanding shares of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.             Senior Securities

The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The Securities and Exchange Commission (the “SEC”) takes the position that transactions that have the effect of increasing the leverage of the capital structure of a fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a “senior security” for purposes of the 1940 Act. Examples of such transactions and trading practices include: reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short “against the box”); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and other similar transactions. A transaction will not be considered to constitute the issuance by a fund of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% minimum asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund segregates assets or covers the transaction in accordance with SEC or staff guidance and procedures adopted by the Board. In most cases the Fund need not physically segregate the assets. Instead, the Fund’s custodian may note on the Fund’s books the assets that are “segregated.” Segregated liquid assets may not be used to cover other obligations, and if disposed of, must be replaced.  In order to comply with the applicable regulatory requirements regarding cover, the Fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous. In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

2.             Underwriting

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

3.             Borrowing

The Fund may not borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff. Under the 1940 Act, the Fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement. If the value of the assets set aside to meet the 300% asset coverage were to decline below 300% due to market fluctuations or other causes, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

4.             Real Estate

The Fund may not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

5.             Lending

The Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

6.             Commodities

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.             Diversification

The Fund is a diversified investment company.

Under the 1940 Act the Fund’s sub-categorization as a diversified fund is a fundamental policy. Diversified under the 1940 Act is defined to mean that the Fund may not (as to 75% of the Fund’s total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if as a result (i) more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer or (ii) more than 10% of the outstanding voting securities of that issuer would be held by the Fund.

8.             Concentration

The Fund may not concentrate its investments in a particular industry, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

For purposes of the 1940 Act, “concentration” means investing more than 25% of the Fund’s net assets in a particular industry or a specified group of industries. For purposes of a Funds’ fundamental policy on concentration, (1) loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation, (2) municipal obligations are not considered a separate industry, and (3) for purposes of calculating concentration of investments in the utility and finance categories, the Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of the Fund’s concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

Non-Fundamental Investment Policies and Limitations of the Fund

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees.

1.             Illiquid Securities

The Fund may not invest more than 15% of its net assets in illiquid securities.

Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires the Fund to establish and maintain a liquidity risk management program. The Liquidity Rule defines “illiquid security” as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.  Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under the Liquidity Rule, securities offered pursuant to Section 4(a)(2) of the Securities Act, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered.  Victory Capital, under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.             Short Sales and Purchases on Margin

The Fund may not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies, and investment program of the Fund.

3.             Other Investment Companies

The Fund may not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, which permits operation as a “fund of funds.”

The Fund may not: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.

INVESTMENT STRATEGY

The Fund’s principal investment strategy is described in the Prospectus. To carry out its investment strategy, the Fund may engage in one or more of the following activities:

Temporary Defensive Measures. For temporary defensive purposes in response to market conditions, the Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers’ acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. (See “Foreign Investments” for a description of risks associated with investments in foreign securities.) These temporary defensive measures may result in performance that is inconsistent with the Fund’s investment objective.

Short Sales Against-the-Box. The Fund will not make short sales of securities, other than short sales “against-the-box.” In a short sale against-the-box, the Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

Secondary Investment Strategies. In addition to the principal strategies described in the Prospectus, the Fund may invest up to 20% of its total assets in preferred stocks, investment grade corporate debt securities, short-term debt obligations and U.S. government obligations; and may, but is not required to, use derivative instruments.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

Subject to the limitations set forth herein and in the Prospectus, the Fund’s portfolio manager may, in its discretion, at any time, employ any of the practices, techniques or instruments included in this SAI for the Fund. The Fund may, following notice to its shareholders, take advantage of other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed, to the extent such investment practices are both consistent with the Fund’s investment objective and are legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Prospectus and this SAI. Unless otherwise noted, the Fund may invest in the securities described in this section.

In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectus, the Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below.

Debt Securities

Corporate and Short-Term Obligations

Corporate debt obligations include bonds, debentures, and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, and stripped government securities. Bonds, notes, and debentures in which the Fund may invest may differ in interest rates, maturities, and times of issuance. The market value of the Fund’s fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates. The Fund may invest up to 20% of its total assets in these obligations.

Changes by nationally recognized statistical rating organizations (“NRSROs”) in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of the Fund’s securities will not affect cash income derived from these securities but may affect the Fund’s net asset value per share (“NAV”).

Convertible and Exchangeable Debt Obligations. A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible debt obligations are usually senior to common stock in a corporation’s capital structure, but usually are subordinate to similar non-convertible debt obligations. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt obligation), a convertible debt obligation also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company. Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the marketplace the same way as convertible debt obligations.

In general, the market value of a convertible debt obligation is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., the value of the underlying share of common stock if the security is converted). As a fixed-income security, a convertible debt obligation tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible debt obligation also is influenced by the market value of the security’s underlying common stock. Thus, the price of a convertible debt obligation tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible debt obligations generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible debt obligation or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund’s total assets invested in true and synthetic convertibles.

The Fund’s investments in convertible debt obligations, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. The Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

The Fund may invest in securities convertible into common stock, such as convertible bonds, convertible notes, and convertible preferred stocks.  In making investment decisions involving convertible securities, the Adviser considers the attractiveness of the underlying common stock, the financial condition of the issuer, the effect on portfolio diversification, equity sensitivity or delta, current income or yield, upside/downside analysis (how the Adviser expects the convertible security to perform over a given time period given a change in the underlying common stock), convertible valuation (convertible price relative to its theoretical value), and the liquidity of the security.

Preferred Stocks are instruments that combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights. Preferred stocks typically do not have voting rights. The Fund may invest up to 20% of its total assets in preferred stock issued by domestic and foreign corporations.

Real Estate Investment Trusts (“REITs”) are corporations or business trusts that invest in real estate, mortgages or real estate-related securities. REITs are often grouped into three investment structures: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest in and own real estate properties. Their revenues come principally from rental income of their properties. Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio. Mortgage REITs deal in investment and ownership of property mortgages. These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs by investing in both properties and mortgages. The Fund may invest up to 25% of its total assets in REITs.

Short-Term Corporate Obligations. Corporations and other business organizations may issue short-term obligations in order to finance their short-term credit needs. Corporate bonds in which the Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances. The Fund may invest up to 20% of its total assets in these instruments.

Demand Features. The Fund may acquire securities that are subject to puts and standby commitments (“demand features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security. The Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers’ Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements).

Certificates of Deposit (“CDs”) are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. The Fund may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the “FDIC”) or the Savings Association Insurance Fund.

Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States. Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank.

Yankee CDs are CDs issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Canadian Time Deposits are U.S. dollar-denominated CDs issued by Canadian offices of major Canadian banks.

Commercial Paper is comprised of unsecured promissory notes, usually issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. In addition to corporate issuers, borrowers that issue municipal securities also may issue tax-exempt commercial paper.  The Fund will purchase only commercial paper rated that is rated, at the time of purchase, in one of the two highest rating categories by at least one NRSRO. To the extent that the ratings accorded by NRSROs may change as a result of changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument meets, or is of comparable quality to, the Fund’s rating criteria, the Fund may require that the issuer’s obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend. In addition, the Fund may acquire commercial paper and corporate bonds of issuers that are not rated but are determined by the Adviser at the time of purchase to be of comparable quality to instruments of issuers that may be acquired by the Fund as previously described.

Short-Term Funding Agreements. Short-term funding agreements (sometimes referred to as guaranteed investment contracts or “GICs”) are issued by insurance companies. Pursuant to such agreements, the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits the Fund, on a monthly basis, guaranteed interest that is based on an index. The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days’ notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in the Fund that are not readily marketable, subject to the restrictions in investing in illiquid securities. In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as “separately traded registered interest and principal securities” (“STRIPS”) and “coupon under book entry safekeeping” (“CUBES”). These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include U.S. Treasury receipts (“TRs”), U.S. Treasury investment growth receipts (“TIGRs”), and certificates of accrual on U.S. Treasury securities (“CATS”). The Fund may invest up to 20% of its total assets in receipts.

Investment Grade and High Quality Securities

The Fund may invest in “investment grade” obligations, which are those that are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality. The applicable securities ratings are described in Appendix A to this SAI. “High-quality” short-term obligations are those obligations that, at the time of purchase: (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s (“S&P”) or “P-1” or “P-2” by Moody’s Investors Service (“Moody’s”)); or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Board.

Loans and Other Direct Debt Instruments

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

U.S. Government Obligations

U.S. Government Securities are obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund may invest up to 20% of its total assets in these securities.

Mortgage-Backed Securities

Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee).

Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation’s scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities.

Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-backed securities at a premium or at a discount. Among the U.S. government securities in which the Fund may invest are government mortgage-backed securities (or government guaranteed mortgage-related securities). Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund’s shares. The Fund may invest up to 20% of its total assets in these securities.

The London Inter-bank Offer Rate (“LIBOR”). Many financial instruments may be tied to LIBOR to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or net asset value. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

Federal Farm Credit Bank Securities. A U.S. government-sponsored institution, the Federal Farm Credit Bank (“FFCB”) consolidates the financing activities of the component banks of the Federal Farm Credit System, established by the Farm Credit Act of 1971 to provide credit to farmers and farm-related enterprises. The FFCB sells short-term discount notes maturing in 1 to 365 days, short-term bonds with three- and six-month maturities and adjustable rate securities through a national syndicate of securities dealers. Several dealers also maintain an active secondary market in these securities. FFCB securities are not guaranteed by the U.S. government and no assurance can be given that the U.S. government will provide financial support to this instrumentality.

Federal Home Loan Bank Securities. Similar to the role played by the Federal Reserve System with respect to U.S. commercial banks, the Federal Home Loan Bank (“FHLB”), created in 1932, supplies credit reserves to savings and loans, cooperative banks and other mortgage lenders. FHLB sells short-term discount notes maturing in one to 360 days and variable rate securities, and lends the money to mortgage lenders based on the amount of collateral provided by the institution. FHLB securities are not guaranteed by the U.S. government, although FHLB may borrow under a line of credit from the U.S. Treasury.

U.S. Government Mortgage-Backed Securities. Certain obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities. Some such obligations, such as those issued by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

GNMA is the principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages. Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC, which are government-sponsored corporations owned entirely by private stockholders. Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.

GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the “modified pass-through” type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or guaranteed by the Veterans Administration (“VA”). The GNMA guarantee is backed by the full faith and credit of the U.S. government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the underlying mortgages. Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC Securities. FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and collateralized mortgage obligations (“CMOs”). Participation certificates resemble GNMA certificates in that each participation certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on participation certificates and the ultimate payment of principal. FHLMC Gold participation certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Securities. FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages. FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates (“FNMA Certificates”) and CMOs. FNMA Certificates resemble GNMA certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs. Although the FNMA guarantee is not backed by the full faith and credit of the U.S. government, FNMA may borrow under a line of credit from the U.S. Treasury.

Collateralized Mortgage Obligations. Mortgage-backed securities also may include CMOs.  CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds. The Fund may invest up to 20% of its total assets in these securities.

Non-Government Mortgage-Backed Securities. The Fund may invest in mortgage-related securities issued by non-government entities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a non-government mortgage-backed security meets the Fund’s investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable and are subject to a Fund’s restrictions on acquiring illiquid securities.

The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years. Mortgage-related securities include CMOs and participation certificates in pools of mortgages. The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments. The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets. The impact of prepayment of mortgages is described under “Mortgage-Backed Securities.” Estimated average life will be determined by the Adviser. Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser. The Adviser might deem data unreliable that appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

Repurchase Agreements. Securities held by the Fund may be subject to repurchase agreements. Repurchase agreements with maturities of more than seven days are considered illiquid for purposes of complying with the Fund’s restriction on purchasing illiquid securities. Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action. The Fund may invest up to 20% of its total assets in repurchase agreements.

The acquisition of a repurchase agreement will be deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the Fund is Collateralized Fully, as defined in Rules under the 1940 Act, and the Adviser, pursuant to its authority as delegated by the Board, has evaluated the seller’s creditworthiness. In this regard, the underlying securities must be consistent with the Fund’s investment policies and limitations.

Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Pursuant to such an agreement, the Fund would sell a portfolio security to a financial institution such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will segregate custodial account assets (such as cash or liquid securities), consistent with the Fund’s investment restrictions, having a value equal to the repurchase price (including accrued interest). The collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

When-Issued Securities. The Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a when-issued basis, the custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the custodian will segregate portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objective.

Delayed-Delivery Transactions. The Fund may buy and sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund’s other investments. Because the Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Fund will segregate cash and appropriate liquid assets to cover its purchase obligations. When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

Foreign Investments

The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, and securities purchased on foreign securities exchanges. Foreign securities may also include sponsored and unsponsored depositary receipts, which evidence ownership of underlying securities by a foreign corporation.

Depositary receipts include American Depositary Receipts (“ADRs”), which are typically bought or sold in the U.S. or issued by a U.S. bank or trust company. Global Depositary Receipts (“GDRs”) and other types of depositary receipts are typically issued by foreign banks or trust companies, although they may also be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation.

Foreign investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Depositary receipts such as ADRs provide indirect investment in securities of foreign issuers. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Generally, depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers’ stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the U.S. for most depositary receipts. However, certain depositary receipts may not be listed on an exchange and therefore may be illiquid. Unsponsored depositary receipts may involve additional risks. Prices of unsponsored depositary receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. In addition, the issuers of an unsponsored depositary receipt are not obligated to disclose material information regarding the underlying securities or their issuer in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

The Fund may invest up to 20% of its total assets in foreign equity securities traded on U.S. exchanges.

Brexit. In a referendum held on June 23, 2016, the United Kingdom (“UK”) voted to leave the European Union (“Brexit”). In March 2017, the UK formally began the process to withdraw from the European Union (“EU”) by triggering a two-year period for negotiation of the terms of the withdrawal. After several extensions to this period, the UK left the EU on January 31, 2020 (the “Exit Day”). EU laws continue to apply in the UK for a transitional period following Exit Day until December 31, 2020 under the withdrawal agreement between the UK and the EU. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, the uncertainty as to the timing and nature of the UK’s exit and future relationship with the EU has resulted in market and currency volatility, and there are potentially major implications for business and issuers.

A central issue for the UK will be its relationship with the EU going-forward after the transitional period. The ongoing negotiations have yet to provide clarity on what the outcome will be for the UK or Europe. The resulting uncertainty may adversely affect business activity and economic conditions across the eurozone and the EU. This uncertainty may increase if one or more EU countries also come under pressure to leave the EU. The exit of other countries from the EU, or the perception that other countries may leave, could have material adverse effect on economic growth or business activity in the eurozone and the EU.

Derivatives

Forward Contracts. A forward currency exchange contract (“forward contract”) involves an obligation to buy or sell a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks). The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the managers determine that there is a pattern of correlation between the two currencies. The Fund may also buy and sell forward contracts (to the extent they are not deemed “commodities”) for non-hedging purposes when the managers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio.

The Fund’s custodian bank will place cash or liquid high grade debt securities (securities rated in one of the top three ratings categories by Moody’s or S&P or, if unrated, deemed by the managers to be of comparable quality) into a segregated account of the Fund maintained by its custodian bank in an amount equal to the value of the Fund’s total assets committed to the forward foreign currency exchange contracts requiring the funds to purchase foreign currencies. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account on a daily basis so that the value of the account equals the amount of the Fund’s commitments with respect to such contracts. The segregated account is marked-to-market on a daily basis.

Although the contracts are not presently regulated by the Commodity Futures Trading Commission (the “CFTC”), a U.S. governmental agency, the CFTC may in the future assert authority to regulate these contracts. In such event, a Fund’s ability to utilize forward foreign currency exchange contracts may be restricted. The Fund generally will not enter into a forward contract with a term of greater than one year. The Fund will not enter into forward currency exchange contracts or maintain a net exposure to such contracts where the completion of the contracts would obligate the Fund to deliver an amount of currency other than U.S. dollars in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency or, in the case of cross-hedging, in a currency closely correlated to that currency.

Risk Factors in Forward Contract Transactions. Hedging the Fund’s currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Fund’s objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Fund’s securities are not denominated.

Futures and Options

Futures Contracts. The Fund may enter into futures contracts, including stock index futures contracts and options on futures contracts for the purposes of remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index, at a specified future time and at a specified price. In a stock index futures contract, two parties agree to receive or deliver a specified amount of cash multiplied by the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck.

Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges. The CFTC regulates futures exchanges and trading under the Commodity Exchange Act. Pursuant to a claim for exemption filed with the National Futures Association, the Fund is deemed not to be a commodity pool or a commodity pool operator under the Commodity Exchange Act and is not subject to registration or regulation as such.

Although futures contracts by their terms call for actual delivery and receipt of the underlying securities, in most cases these contracts are closed out before the settlement date without actual delivery or receipt. Closing out an open futures position is done by taking an offsetting position in an identical contract to terminate the position (buying a contract that has previously been “sold,” or “selling” a contract previously purchased). Taking an offsetting position also can be accomplished by the acquisition of put and call options on futures contracts that will, respectively, give the Fund the right (but not the obligation), in return for the premium paid, for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders, such as the Fund, are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and are subject to change. Brokers may establish deposit requirements that are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund may seek to offset a decline in the value of its portfolio securities through the sale of futures contracts. When interest rates are expected to fall or market values of portfolio securities are expected to rise, the Fund may purchase futures contracts in an attempt to secure better rates or prices on anticipated purchases than those that might later be available in the market.

Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying the futures contracts that it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market that also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (alternatively, gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Fund would generally only be for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions.  The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Fund involves the risk of imperfect or no correlation where the securities underlying the futures contract have different maturities than the portfolio securities being hedged. It also is possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There also is the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in a futures contract or related option.

The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes also may result in poorer overall performance than if the Fund had not entered into any futures transactions. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies.

Restrictions on the Use of Futures Contracts. The Fund may invest in futures contracts, including stock index futures contracts and options on futures contracts, in a manner consistent with its policies for investing in derivative instruments, as established by the Board. These investments may be made: (i) as a substitute for investing directly in securities to keep the Fund fully invested and reduce transaction costs; (ii) for speculative purposes (for example, to generate income); (iii) to hedge; and (iv) as a temporary substitute to maintain exposure to a particular market or security pending investment in that market or security. The Fund will not enter into futures contract transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund’s total assets. In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund’s total assets. In addition, futures transactions may be limited by the Fund’s intention to remain qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit). For a short position in futures contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the notional value of the instruments underlying the futures contracts (but is not less than the price at which the short position was established). However, segregation of assets is not required if the Fund “covers” a long position. For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund. In addition, where the Fund takes short positions, it need not segregate assets if it “covers” these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. The Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. The Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

Options. Options are complex instruments whose value depends on many variables. Options may be listed on a national securities exchange or traded over-the-counter. Call options and put options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

Exchange-listed options are traded on U.S. securities exchanges, such as the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange and the Pacific Stock Exchange. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.

Rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are frequently closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions which may limit the Fund’s ability to realize its profits or limit its losses and adversely affect the performance of the Funds. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement.

Utilizing options is a specialized investment technique that entails a substantial risk, up to and including a complete loss of the amount invested.

Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The seller of a call option remains obligated to sell the security to the buyer until the expiration of the option. A seller also may enter into “closing purchase transactions” in order to terminate its obligation as a writer of a call option prior to the expiration of the option. A call option is said to be covered when the seller of a call option owns the underlying instrument at all times prior to the exercise or expiration of the call option.

A Fund may purchase a call option on a security, financial future, index, currency or other instrument to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

A Fund may write (i.e., sell) call options in an attempt to realize a greater level of current income than would be realized on the securities alone as the writer of a call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. A Fund also may write call options as a partial hedge against a possible stock market decline. In view of its investment objective, a Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

The following risks are associated with call writing transactions:

•                  So long as a Fund remains obligated as a call option writer, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit.

•                  A Fund retains the risk of loss should the value of the underlying security decline.

•                  Although the writing of call options only on national securities exchanges increases the likelihood of a Fund’s ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price.

•                  Call option writing could result in increases in the Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

•                  The Fund may be forced to acquire the underlying security of an uncovered call option transaction at a price in excess of the exercise price of the option, that is, the price at which the Fund has agreed to sell the underlying security to the purchaser of the option.

Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A put option is said to be covered when the buyer of a put option owns the underlying instrument at all times prior to the exercise or expiration of the put option.

The Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.

The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities. The amount payable to the Fund upon its exercise of a “put” is normally (i) the Fund’s acquisition cost of the securities (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

The Fund may acquire puts to facilitate the liquidity of its portfolio assets. The Fund also may use puts to facilitate the reinvestment of its assets at a rate of return more favorable than that of the underlying security. The Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The Fund intends to acquire puts only from dealers, banks and broker-dealers that, in the Adviser’s opinion, present minimal credit risks.

The risk of writing put options is that the Fund may be unable to terminate its position in a put option before exercise by closing out the option in the secondary market at its current price if the secondary market is not liquid for a put option the Fund has written. In such a case, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes and must continue to set aside assets to cover its position. Upon the exercise of a put option written by the Fund, the Fund is not entitled to the gains in excess of the strike price if any, on securities underlying the options.

Other Risk Factors in Option Transactions. So long as a Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit. A Fund retains the risk of loss should the value of the underlying security decline. Although the writing of call options only on national securities exchanges increases the likelihood of a Fund’s ability to make closing purchase transactions, there is no assurance that a Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in a Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The risk of writing uncovered call options is that the writer of the option may be forced to acquire the underlying security at a price in excess of the exercise price of the option, that is, the price at which the writer has agreed to sell the underlying security to the purchaser of the option.

Utilizing options is a specialized investment technique that entails a substantial risk, up to and including a complete loss of the amount invested.

Restrictions on the Use of Option Contracts. The Fund may write (i.e., sell) call options that are traded on national securities exchanges with respect to common stock in its portfolio. The Fund may only write covered calls on up to 25% of its total assets. The Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised.

The SEC has proposed new rules governing the use of derivatives by registered investment companies.  If adopted as proposed, the new rules may restrict the Fund in its ability to use derivatives as part of its investment strategy, may make the use of derivatives more costly, or may otherwise adversely affect its liquidity, value or performance.

Other Investments

Illiquid Investments. The Liquidity Rule requires the Fund to establish and maintain a liquidity risk management program.  The Liquidity Rule defines “illiquid security” as a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including: (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).

Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and certain restricted securities the Adviser has determined not to be liquid.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith pursuant to procedures approved by the Board. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.

Initial Public Offerings (“IPOs”)

The Fund may invest in securities that are made available in IPOs. IPO securities may be volatile, and the Fund cannot predict whether its investments in IPOs will be successful. Securities issued through an IPO can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. Any short-term trading in connection with IPO investments could produce higher trading costs and adverse tax consequences. As the Fund grows in size, the positive effect of any IPO investments on the Fund may decrease.

Master Limited Partnerships (“MLPs”). MLPs are publicly traded limited partnerships that combine the tax benefits of limited partnerships with the liquidity of common stock. MLPs have a partnership structure, with one or more general partners who oversee the business operations and one or more limited partners who contribute capital. MLPs issue investment units that are registered with the SEC and trade freely on a securities exchange or in the over-the-counter market. To be considered an MLP, a firm must earn 90% of its income through activities or interest and dividend payments relating to real estate, natural resources or commodities.

As a limited partner in an MLP, a Fund will have limited control of the partnership and limited rights to vote on matters affecting the partnership. While a Fund would not be liable for the debts of an MLP beyond the amounts a Fund has contributed, it will not be shielded from potential liability to the same extent it would be if it were a shareholder of a corporation. In certain circumstances, creditors of an MLP may have the right to seek a return of capital that has been distributed to a limited partner, such as a Fund. This right continues even after a Fund has sold its interest in the MLP. The Fund may, from time to time, invest in MLPs.

Restricted Securities. Restricted securities are securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to seek registration of the shares. The Fund may invest up to 20% of its total assets in restricted securities.

Subject to limitations on illiquid securities, the Fund may invest in restricted securities without limit.

Securities of Smaller-Capitalization Companies.  While historically small- and mid-capitalization company stocks have outperformed the stocks of larger companies, the stocks of smaller companies have customarily involved more investment risk as well.  There can be no assurance that this will continue to be true in the future.  Smaller-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies.  The prices of small-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because smaller-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than larger companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.  Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.  The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange.  Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Participation Interests. The Fund may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership. The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

Warrants. Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet warrants are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. The Fund may invest up to 10% of its total assets in warrants.

Other Pooled Investment Vehicles.  The Fund may invest in securities of other pooled investment vehicles, including shares of open- or closed-end investment companies and exchange-traded funds (“ETFs”). Provisions of the 1940 Act may limit the ability of the Fund to invest in certain investment companies or may limit the amount of its assets that a Fund may invest in any investment company or investment companies in general. The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

As an investor in a pooled investment vehicle, the Fund will bear its ratable share of that investment company’s expenses, in addition to the fees and expenses the Fund bears directly in connection with its own operations.  These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles.  The Fund would also bear the risk of all of the underlying investments held by the other investment company.  An investment company may not achieve its investment objective.

The Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.  For purposes of this investment restriction, a “money market fund” is either: (1) an open-end investment company registered under the 1940 Act and regulated as a money market fund in accordance with Rule 2a-7 under the 1940 Act; or (2) a company that is exempt from registration as in investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act and that: (a) limits its investments to those permitted under Rule 2a-7 under the 1940 Act; and (b) undertakes to comply with all the other requirements of Rule 2a-7, except that, if the company has no board of directors, the company’s investment adviser performs the duties of the board of directors.

ETFs are investment companies. Many ETFs pursue investment objectives  to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Certain ETFs are actively managed portfolios rather than being based upon an underlying index. ETF shares are sold initially in the primary market in units generally of 50,000 or more (“creation units”). A creation unit represents a bundle of securities or commodities that replicates, or is a representative sample of, a particular index or commodity and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

Pursuant to orders issued by the SEC exempting certain ETFs from Section 12(d)(1) of the 1940 Act (“SEC Order”), in addition to procedures approved by the Board, the Fund may invest in such ETFs in excess of the limits set forth in Section 12(d)(1), provided that the Fund has disclosed ETF investments in its Prospectus and otherwise complies with the conditions of the relevant SEC Order, as it may be amended, and any other applicable investment limitations.

Unit Investment Trusts (“UITs”). UITs are investment companies that hold a fixed portfolio of securities until the fixed maturity date of the UIT. The Fund would generally only purchase UITs in the secondary market for cash, which would result in the payment of commissions.

ETF and UIT shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that the Fund could receive less from the sale of shares of an ETF or UIT it holds than it paid at the time it purchased those shares. Furthermore, there may be times when the exchange halts trading, in which case the Fund owning ETF or UIT shares would be unable to sell them until trading is resumed. There can be no assurance that an ETF or UIT will continue to meet the listing requirements of the exchange or that an active secondary market will develop for shares.  In addition, because ETFs and UITs invest in a portfolio of common stocks or other instruments or commodities, the value of an ETF or UIT could decline if prices of those instruments or commodities decline. An overall decline of those instruments or commodities comprising an ETF’s or UIT benchmark index could have a greater impact on the ETF or UIT and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF or UIT is unable to replicate the performance of the chosen benchmark index.  There may be times when the market price for an ETF or UIT and its NAV vary significantly and the Fund may pay more than (premium) or less than (discount) NAV when buying shares on the secondary market.  The market price of an ETF’s or UIT’s shares includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.  In times of severe market disruption, the bid-ask spread often increases significantly.  This means that the shares may trade at a discount to NAV and the discount is likely to be greatest when the price of shares is falling fastest.

Other risks associated with ETFs and UITs include the possibility that: (i) an ETF’s or UIT’s distributions may decline if the issuers of the ETF’s or UIT’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF or UIT could be terminated. Should termination occur, the ETF or UIT could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or UIT or its investments, because ETFs and UITs are generally passively managed, could expose investors in ETFs or UITs to unknown risks. Actively managed ETFs are also subject to the risk of underperformance relative to their chosen benchmark.

Securities Lending

The Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other lower limit as established from time to time) of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

Interfund Borrowing and Lending. Certain funds in the Victory Funds Complex have obtained an exemptive order from the SEC allowing them to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the funds may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans will consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank borrowing, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

The Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided that if the borrowing fund has a secured loan outstanding from any other lender, including but not limited to, another fund, the lending fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing fund’s total outstanding borrowings immediately after an Interfund Loan would be greater than 10% of its total assets, the Fund may borrow through the Interfund Lending Program only on a secured basis. The Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s fundamental restrictions or non-fundamental policies.

No fund may lend to another fund through the Interfund Lending Program if the loan would cause the lending fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. The Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund borrowing and lending are designed to minimize the risks associated with interfund borrowing and lending for both a lending fund and a borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another fund. Interfund Loans are subject to the risk that a borrowing fund could be unable to repay the loan when due, and a delay in repayment to a lending fund or from a borrowing fund could result in a lost investment opportunity or additional costs. No fund may borrow more than the amount permitted by its investment limitations. The Interfund Lending Program is subject to the oversight and periodic review of the Board.

Lending Portfolio Securities.  The Fund may from time to time lend securities from their portfolios to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations.  Under current practices (which are subject to change), the Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations.  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities.  The lending agent receives a pre-negotiated percentage of the net earnings on the investment of the collateral.  The Fund will not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of the Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person.  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement.  Loans will be subject to termination by the Fund or the borrower at any time.  While the Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment.  The Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that either the Fund’s adviser or the lending agent has determined are creditworthy under guidelines established by the Fund’s Board.  Although these loans are fully collateralized, there are risks associated with securities lending.  The Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged. The return on invested cash collateral will result in gains and losses for the Fund. The Fund will limit its securities lending to 33-1/3% of its total assets.

Cybersecurity. The Fund and its service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Fund and its service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Fund is highly dependent upon the effective operation of its computer systems and those of its business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting Victory Capital, Victory Capital Advisers, Inc. “Distributor”), the Fund, the custodian, the transfer agent, financial intermediaries and other affiliated or third-party service providers may adversely affect the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact the Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject the Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also affect the issuers of securities in which the Fund invests, which may cause the Fund’s investments to lose value. The Fund may also incur additional costs for cybersecurity risk management in the future.

Although the Fund and its service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Fund or its service providers will avoid losses affecting the Fund due to cyber-attacks or information security breaches in the future.

Recent Market Events. Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes fire and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of the Fund’s investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of the Fund’s investments, increase uncertainty in or impair the operation of the U.S. or other securities markets and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and the value of the Fund’s investments. An outbreak of respiratory disease called COVID-19 was first detected in China in December 2019 and subsequently spread internationally. As of the date of this SAI, the impact of the outbreak has been rapidly evolving, and cases of COVID-19 have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, significant challenges to healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may be short-term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of the COVID-19 outbreak, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways.  Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity.  There can be no assurance that market conditions will not worsen in the future. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which the Fund invests, and on the overall performance of the Fund.

The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. For example, in March 2020, the U.S. federal government adopted the largest economic stimulus package in recent history, estimated at $2 trillion, which is aimed at supporting American workers and businesses adversely affected by the economic upheaval stemming from the COVID-19 pandemic.  The law provides for loans and other disbursements to a wide swath of the economy, including direct payments to Americans and loans to large and small companies, as well as expanding unemployment insurance.  The ultimate effect of these efforts is not yet known, and they may not be successful.

In the future, the U.S. federal government or other governments may take actions that could affect the overall economy as well as the securities in which the Fund invests, the markets in which they trade, or the issuers of such securities, in ways that are unforeseen. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes have been or are being implemented or considered in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The Fed has signaled that it plans to maintain its interventions at an elevated level.

In the past, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the repricing of credit risk in credit markets and the failure of major domestic and international financial institutions. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed income securities may vary widely under certain market conditions and may result in heightened market volatility and a decline in the value of the Fund’s portfolio. Changes in government policies or central banks could negatively affect the value and liquidity of the Fund’s investments and cause it to lose money.  The markets could react strongly to expectations for changes in government policies, which could increase volatility, especially if the market’s expectations are not borne out. There can be no assurance that the initiatives undertaken by governments and central banks will be successful.

The COVID-19 outbreak, and future epidemics or pandemics, could also impair the information technology and other operational systems upon which the Fund’s service providers rely, and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks. Such impacts could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, and negatively impact the Fund’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.

Markets generally and the energy sector specifically, including MLPs and energy companies in which the Fund invests, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of COVID-19 and by price competition among key oil producing countries.

Some market participants have expressed concern that passively-managed index funds and other indexed products inflate the value of their component securities. If the component securities in such indices decline in value for this and other reasons, the value of the Fund’s investments in these securities will also decline.

Some countries, including the United States, are adopting more protectionist trade policies and are moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States may also be considering significant new investments in infrastructure and national defense which, coupled with potentially lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. Extremely low or negative interest rates may become more prevalent.  To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment.  Similarly, negative rates on investments by a fund that is a money market fund would make it difficult, if not impossible, for the fund to maintain a stable $1 net asset value per share without financial support from the fund’s sponsor or other persons.  There is no assurance that such support would be provided, which could lead to losses on investments in the fund, including on investments by the Fund that uses the fund as an investment option for the Fund’s uninvested cash.  While negative yields may reduce the demand, liquidity and valuation of fixed income investments, investors may be willing to continue to purchase such investments for a number of reasons, including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies.  If negative interest rates become more prevalent, investors may over time seek to reallocate assets to other income-producing assets or equity investments that pay a dividend, which may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.  Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

Some countries where economic conditions are still recovering from the 2008 crisis are perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.

In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES

The Fund’s NAV is determined and the Fund’s shares are priced as of the valuation time indicated in the Prospectus on each Business Day. A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open. The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Federal Reserve Bank of Cleveland is closed on Columbus Day and Veterans Day.

Equity Securities

Each equity security (including ETFs) held by the Fund is valued at the closing price on the exchange where the security is principally traded.  Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on NASDAQ’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities.  Each security the trading activity of which is reported on NASDAQ’s ACT System is valued at the NASDAQ Official Closing Price.  Convertible debt securities are valued in the same manner as any debt security.  Non-convertible debt securities are valued on the basis of prices provided by independent pricing services.  Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, and other market data.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board.  Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities.  For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Investment Company Securities

Shares of any underlying fund held by a Fund that is an open-end fund (mutual fund) are valued at the latest closing NAV of such Underlying Fund.  Shares of any ETFs held by a Fund are valued in the manner described below under “Equity Securities.”

Other Valuation Information

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the Fund’s NAV are generally determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and the Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board.

Other Performance Comparisons

The Fund will calculate performance in accordance with formulas prescribed by the SEC.

In addition, the Fund may publish the ranking of its performance or the performance of its shares by Thomson Reuters Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against all other funds in similar categories. The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but do not take sales charges or taxes into consideration.

From time to time the Fund may publish its rating by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, including the Fund, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon the Fund’s three, five, and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2), and lowest (1).

The total return on an investment made in the Fund may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the prospectus. These indices are unmanaged and do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices. The Fund’s total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Fund may be quoted and compared to other mutual funds with similar investment objectives that serve as funding vehicles for separate accounts offering variable contracts in advertisements, shareholder reports or other communications to shareholders. These communications may also include performance calculations that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of the Fund.) In addition, these communications may include discussions or illustrations of the effects of compounding. “Compounding” refers to the fact that the receipt of additional contract units attributable to the Fund’s dividends or other distributions (which distributions are reinvested in additional Fund shares) results in an increase in the value, not only of the units representing the original Fund shares acquired by the separate account, but also of additional units previously received.

The Fund also may include discussions or illustrations of the potential investment goals of a prospective contract owner (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or other communications to shareholders may summarize the substance of information contained in the Fund’s shareholder reports (including the investment composition of the Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund). Advertisements and other shareholder communications relating to the Fund may also include charts, graphs or drawings that illustrate the potential risks and rewards of various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to owning a contract with a separate account investing in the Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements and other shareholder communications may include a discussion of certain attributes or benefits resulting from participation in a separate account that invests in the Fund. Such advertisements and other shareholder communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective contract owners. Performance information with respect to the Fund is generally available by contacting your participating insurance company.

Investors also may judge, and the Fund may at times advertise, the performance of the Fund by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings.  In addition to yield information, general information about the Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and other shareholder communications may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the Adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return, and investment risk of an investment in the Fund with other variable contract funding vehicles, contract owners should understand that certain other vehicles have different risk characteristics than the Fund’s shares. For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund’s returns will fluctuate and its share values and returns are not guaranteed.

Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change. When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund may not be able to accept purchase or redemption requests. The Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one separate account. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of the Fund. Separate accounts receiving securities or other property on redemption may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Purchasing and Redeeming Shares

As described in the Prospectus, shares of the Fund may be purchased and redeemed solely through variable annuity contracts and variable life insurance policies (collectively, “contracts”) offered by separate accounts of participating insurance companies. The separate accounts purchase and redeem shares of the Fund based on, among other things, the amount of premium payments received on that day pursuant to contracts, but only on days when the NYSE is open for trading. Such purchases and redemptions of Fund shares are effected at the Fund’s NAV determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on that same day. No fee is charged to the separate accounts of the participating insurance companies when they redeem Fund shares.

MANAGEMENT OF THE TRUST

Board Leadership Structure

The Trust is governed by the Board, which is comprised of nine Trustees, eight of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”).  The Chair of the Board is an Independent Trustee, who functions as the lead Trustee.  The Chair serves as liaison between the Board and its Committees, and the Fund’s investment adviser and other service providers.  The Chair is actively involved in setting the Board meeting agenda, and participates on certain Board Committees.

Board Role in Risk Oversight

In considering risks related to the Fund, the Board consults and receives reports from officers of the Fund and personnel of the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board or a designated committee include certain risks involving, among other things, the Fund’s investment portfolio, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance.  The Board has delegated to each of the Compliance Committee and the Audit and Risk Oversight Committee certain responsibilities for reviewing reports relating to compliance and enterprise risk, including operational risk, liquidity and personnel. The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the Funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk and market risk).

Trustees and Officers

The following tables list the Trustees and Officers, their ages, position with the Trust, length of time served, principal occupations during the past five years and, where applicable, any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or who file reports under the Exchange Act. Each Trustee currently oversees 9 portfolios in the

Trust, 42 portfolios in Victory Portfolios and 24 portfolios in Victory Portfolios II  each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Dave Brown also oversees 47 portfolios in USAA Mutual Funds Trust.  There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee’s and Officer’s address is c/o Victory Variable Insurance Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

Independent Trustees

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David Brooks Adcock, 68	Trustee	February 2005	Consultant (since 2006).	Chairman, Board of Trustees, Turner Funds (December 2016 -December 2017).

Nigel D.T. Andrews, 72	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012).

E. Lee Beard, 68*	Trustee	February 2005	Retired (since 2015).	None.

Dennis M. Bushe, 76	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011 - July 2016).

John L. Kelly, 66	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016 - September 2017); Advisor (January 2016 - April 2016) and Managing Partner (August 2014 - January 2016), Endgate Commodities LLC.	Director, Caledonia Mining Corporation (since May 2012).

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years

David L. Meyer, 62*	Trustee	December 2008	Retired.	None.

Gloria S. Nelund, 58	Trustee	July 2016	Chair, CEO, and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007 - July 2016).

Leigh A. Wilson, 75	Chair and Trustee	February 1998	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.

Interested Trustee

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David C. Brown, 47**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013) , the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	Trustee, USAA Mutual Funds Trust.

*The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Trustee Qualifications

The following summarizes the experience and qualifications of the Trustees.

•                  David Brooks Adcock. Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions. He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association. The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry combined with his previous service on the boards of other mutual funds qualifies him to serve on the Board.

•                  Nigel D.T. Andrews. Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital. He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange. Mr. Andrews also formerly served as the non-executive chairman of Old Mutual’s U.S. asset management business, where he also served on the audit and risk committee. Mr. Andrews also served as a Governor of the London Business School. He serves as a director of TCG BDC II, Inc. and TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.), each a business development company.  The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, , as well as his previous service on the boards of other mutual funds, qualifies him to serve as a Trustee.

•                  E. Lee Beard. Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured depository institutions. As such, Ms. Beard is familiar with issues relating to audits of financial institutions. The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution, her service on the boards of other mutual funds and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

•                  David C. Brown. Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of Victory Capital Holdings, Inc. and the Adviser, the Funds’ investment adviser, and as such is an “interested person” of the Trust. Previously, he served as Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011) of the Adviser. The Board believes that his position and experience with the Adviser, and his previous experience in the investment management business qualifies him to serve as a Trustee.

•                  Dennis M. Bushe. Mr. Bushe has experience in fixed income investment management and research. He is a former chief investment risk officer of a large investment management firm. Mr. Bushe previously served as a Trustee of the boards of the RS Investment Trust and RS Variable Products Trust. The Board believes that Mr. Bushe’s experience qualifies him to serve as a Trustee.

•                  John L. Kelly. Mr. Kelly has more than 35 years of experience and leadership roles in the financial services industry including institutional electronic trading, capital markets, corporate and investment banking, retail brokerage, private equity, asset/wealth management, institutional services, mutual funds and related technology enabled services. He previously served as an Independent Trustee of Victory Portfolios, Victory Portfolios II, Victory Institutional Funds, and Victory Variable Insurance Funds from 2008 to 2011. The Board believes that this experience qualifies him to serve as a Trustee.

•                  David L. Meyer. For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division of Mercantile Bankshares Corp (now PNC Financial Services Corp.) and has served as an officer or on the boards of other mutual funds for many years. The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

•                  Gloria S. Nelund. Ms. Nelund has executive and investment management industry experience, including service as chief executive officer of two investment advisory firms. Ms. Nelund also has experience as a co-founder and chief executive officer of an investment firm. Ms. Nelund previously served as the Chairman and Trustee of the boards of the RS Investment Trust and RS Variable Products Trust. The Board believes that this experience qualifies her to serve as a Trustee.

•                  Leigh A. Wilson. Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial sector. He serves as an Independent Non-Executive Director and Chairman of the Board of Caledonia Mining Corporation, a Canadian mining company listed on the Toronto Stock Exchange. As a former director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies. He served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors. He received the Small Fund Trustee of the Year award from

Institutional Investor Magazine in 2006. The Board believes that this experience and his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

Committees of the Board

The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Compliance, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda.  In addition to these standing Committees, the Board may form temporary Special Committees to address particular areas of concern.  In addition, a Committee may form a Sub-Committee to address particular areas of concern to that Committee.

•                  The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Adcock, Ms. Beard, Mr. Kelly and Mr. Wilson.  The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.  The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel.  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

•                  The members of the Compliance Committee are Mr. Adcock (Chair), Ms. Beard, Mr. Kelly and Mr. Meyer.  The Compliance Committee oversees matters related to the Funds’ compliance program and compliance with applicable laws, rules and regulations and meets regularly with the Trust’s Chief Compliance Officer.

•                  The members of the Continuing Education Committee are Mr. Meyer (Chair) and Ms. Beard.  The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

•                  The members of the Investment Committee are Mr. Kelly (acting Chair), Mr. Andrews, Mr. Bushe, Ms. Nelund and Mr. Wilson.  The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies and restrictions, including those imposed by law or regulation, and assist the Board in its annual review of the Funds’ investment advisory agreements.

•                  The members of the Service Provider Committee are Ms. Beard (Chair), Mr. Adcock, Mr. Kelly and Mr. Meyer.  This Committee oversees the negotiation of the terms of the written agreements with the Funds’ service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund’s service providers, other than the investment adviser and independent auditors.

•                  The Board Governance and Nominating Committee consists of all of the Independent Trustees.  Mr. Andrews currently serves as the Chair of this Committee.  The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee.  A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of the Trust, 4900 Tiedeman Road, Brooklyn, Ohio 44144.  The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters.  The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation.  In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party.  The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

•                  The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended December 31, 2019, the Board held six meetings; the Audit and Risk Oversight Committee held four meetings; the Investment Committee held four meetings; the Service Provider Committee held four meetings; the Compliance Committee held four meetings; and the Board Governance and Nominating Committee held four meetings. The Continuing Education Committee met informally during the fiscal year.

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations. The officers of the Trust, their ages, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th floor, Brooklyn OH 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 58*	President	February 2006*	Director of Mutual Fund Administration, the Adviser.

Scott A. Stahorsky, 50	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).

Erin G. Wagner, 46	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).

Allan Shaer, 54	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).

Christopher Ponte, 36	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).

Colin Kinney, 46	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.

Charles Booth, 59	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.

Jay G. Baris, 66	Assistant Secretary	February 1998	Partner, Shearman & Sterling LLP (since January 2018); Partner, Morrison & Foerster LLP (2011- January 2018).

* On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President of the Trust.

Trustees’ Fund Ownership

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2019. No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Fund Complex). As of December 31, 2019, the Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund.

Independent Trustees

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	None.	Over $100,000
Mr. Andrews	None.	Over $100,000
Ms. Beard	None.	Over $100,000
Mr. Bushe	None.	Over $100,000
Ms. Dungan*	None.	Over $100,000
Mr. Kelly	None.	Over $100,000
Mr. Meyer	None.	Over $100,000
Ms. Nelund	None.	Over $100,000
Mr. Wilson	None.	Over $100,000

* Sally M. Dungan is a former Trustee.

Interested Trustee

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown*	None.	Over $100,000

* Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Compensation of Trustees and Officers

Effective January 1, 2020, the Victory Fund Complex pays each Independent Trustee $330,000 per year for his or her services to the Complex.  The Board Chair is paid an additional retainer of $150,000 per year.  Prior to that date, the Victory Fund Complex paid each Independent Trustee $312,000 per year for his or her services to the Complex, and the Board Chair was paid an additional retainer of 50% of the base retainer per year.  The Board reserves the right to award reasonable compensation to any Interested Trustee. No “interested persons” who serve as a Trustee of the Trust receive any compensation for their services as Trustee.

The following tables indicate the compensation received by each Trustee and the Chief Compliance Officer from the Trust and from the Victory Fund Complex for the fiscal year ended December 31, 2019. As of December 31, 2019, there were 75 funds in the Victory Fund Complex for which the Trustees listed below were compensated. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees

Trustee	Aggregate Compensation from the Fund	Total Compensation from the Victory Fund Complex
Mr. Adcock	$252	$312,000
Mr. Andrews	$252	$312,000
Ms. Beard	$252	$312,000
Mr. Bushe	$252	$312,000
Ms. Dungan*	$252	$312,000
Mr. Kelly	$252	$312,000
Mr. Meyer	$252	$312,000
Ms. Nelund	$252	$312,000
Mr. Wilson	$378	$468,000

* Former Trustee.

Interested Trustee

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Brown*	None.	None.

* Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Deferred Compensation

Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the “Plan”).  Such amounts are invested in one or more Funds in the Victory Fund Complex offered under the Plan or a money market fund, as selected by the Trustee.  As of the last completed fiscal year, the following current Trustees have elected to defer a portion of his or her compensation from the Victory Fund Complex.

Trustee	Aggregate Compensation from the Fund	Total Compensation from the Victory Fund Complex
Mr. Adcock	$38	$46,800
Mr. Andrews	$164	$202,800
Mr. Bushe	$252	$312,000

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

Victory Capital Management Inc. (the “Adviser”), a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. The Adviser’s principal business address is 15935 La Cantera Parkway, San Antonio, TX 78256. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs. Each of the Adviser’s multiple investment teams, referred to separately as investment franchises utilizes its own independent approach to investing.  The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions.  The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. As of March 31, 2020 the Adviser managed assets totaling in excess of $123.7 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The Fund pays the Adviser a fee equal to 0.30% of its average daily net assets.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective owners of contracts offered by separate accounts that may invest in the Fund may include descriptions of the Adviser including, but not limited to, (1) descriptions of the operations of the Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of the Adviser.

Fee Waivers and Expense Reimbursements

Where the Adviser has contractually and/or voluntarily agreed to waive its investment advisory fees, and reimburse expenses when necessary, so that the net operating expenses of a Fund do not exceed certain limits, those limits do not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. There is no guarantee that the limits will remain in place or at the same level in the future.

The Advisory Agreement

Unless sooner terminated, the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), provides that it will continue in effect as to the Fund until August 1, 2013 and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of the Fund (as defined under “Additional Information—Miscellaneous”) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose.

The Advisory Agreement is terminable as to the Fund at any time on 60 days’ written notice without penalty, by vote of a majority of the outstanding shares of the Fund, by vote of the Trustees, or by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

For the last three fiscal years ended December 31, the Adviser earned the following advisory fees with respect to the Fund:

2019 Fees Paid	2018 Fees Paid	2017 Fees Paid
$89,966	$104,683	$106,641

Portfolio Managers

This section includes information about the Fund’s portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated. The portfolio managers listed below manage all of the other investment companies, other pooled investment vehicles and other accounts shown below as a team.

Other Accounts

The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of the last completed fiscal year.

	Registered Investment Company Accounts		Pooled Investment Vehicle Accounts		Other Accounts
	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Total Assets Managed (In Millions)
Tony Y. Dong	$2,020.12	6	$—	0	$709.67	40	$2,729.79

Robert E. Crosby	$2,020.12	6	$—	0	$709.67	40	$2,729.79

Gavin Hayman	$2,020.12	6	$—	0	$709.67	40	$2,729.79

* Rounded to the nearest billion, or million, as relevant.

In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Fund. As a result, these other accounts may invest in the same securities as the Fund. The SAI section entitled “Advisory and Other Contracts — Portfolio Transactions” discusses the various factors that the Adviser considers in allocating investment opportunities among the Fund and other similarly managed accounts.

Fund Ownership

As of December 31, 2019, the Fund’s portfolio managers did not own any of the Fund’s shares since shares of the Fund may only be owned through contracts offered by separate accounts of participating insurance companies.

Compensation

The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing the Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

The Adviser’s investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all

Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Conflicts of Interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues.  The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients.  In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest.  However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

Administrator and Fund Accountant

Victory Capital serves as administrator and fund accountant to the Trust pursuant to an agreement dated July 1, 2006, as amended (the “Administration and Fund Accounting Agreement”).  Citi Fund Services Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Trust pursuant to an agreement with Victory Capital dated October 1, 2015, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”). As administrator, Victory Capital supervises the Trust’s operations, including the services that Citi provides to the Fund as sub-administrator and sub-fund accountant, but excluding those that Victory Capital supervises as investment adviser, subject to the supervision of the Board.

Under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that Victory Capital renders to the Fund under the Administration and Fund Accounting Agreement, the Trust pays Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust, Victory Portfolios (“VP”) and Victory Portfolios II (“VP II”): 0.08% of the first $15 billion in aggregate Trust, VP and VP II net assets, plus 0.05% of aggregate Trust, VP and VP II net assets in excess of $15 billion to $30 billion, plus 0.04% of aggregate Trust, VP and VP II net assets in excess of $30 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders.  In addition, Trust, VP and VP II reimburse Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration and Fund Accounting Agreement including costs associated with implementing new reports required by the new RIC Modernization rules adopted by the SEC under the 1940 Act.

Except as otherwise provided in the Administration and Fund Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator.  Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Independent Trustees.  The Administration and Fund Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Administration and Fund Accounting Agreement, Victory Capital, among other things, coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, the Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Fund’s service arrangements with financial institutions that make the Fund’s shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.

Victory Capital also performs fund accounting services for the Fund, excluding those services that Citi performs as sub-fund accountant. The fund accountant calculates the Fund’s NAV, its dividend and capital gain distribution, if any, and its yield. The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund. The fees that Citi receives for sub-administration and sub-fund accounting services are described in the SAI section entitled “Sub-Administrator and Sub-Fund Accountant.”

The following table reflects fees that the Fund paid to Victory Capital under the Administration and Fund Accounting Agreement for the last three fiscal years ended December 31:

2019 Fee Paid	2018 Fee Paid	2017 Fee Paid
$18,342	$20,921	$21,279

Sub-Administrator and Sub-Fund Accountant

Citi serves as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Agreement dated October 1, 2015, as amended, by and between Victory Capital and Citi (the “Sub-Administration and Sub-Fund Accounting Agreement”). Citi assists in supervising all operations of the Fund (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.

Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Trust, VP, VP II mutual funds and USAA Mutual Funds Trust (the “Victory Mutual Funds”), Victory Capital pays Citi an annual fee, computed daily and paid monthly, at the following annual rates: 0.0110% of the first $50 billion of aggregate net assets of the Victory Mutual Funds; plus 0.01% of the aggregate net assets of the Victory Mutual Funds in excess of $50 billion to $100 billion; plus 0.0085% of the aggregate net assets of the Victory Mutual Funds in excess of $100 billion to $125 billion; plus 0.0065% of the aggregate net assets of the Victory Mutual Funds in excess of $125 billion. Victory Capital also pays Citi a per Fund annual fee for Citi’s services in connection with the preparation and filing of Form N-PORT and liquidity risk management services and certain other charges as agreed from time to time. Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of the Funds available for distribution to shareholders. In addition, the Victory Mutual Funds reimburse Citi for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under the Sub-Administration and Sub-Fund Accounting Agreement.

Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement continues in effect for a period of three years and for consecutive one-year terms thereafter. .The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and make disbursements; calculates capital gain and distribution information; registers the Fund’s shares with the states;

prepares shareholder reports and reports to the SEC on Forms N-CEN and N-PORT; coordinates dividend payments; calculates the Fund’s performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Fund’s status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; assists with liquidity risk management services; and assists in the annual audit of the Fund, among other services.

Transfer Agent

FIS Investor Services LLC (“FIS”), 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as transfer agent and dividend disbursing agent for the Fund. Under its agreement with the Fund, FIS has agreed to (1) issue and redeem shares of the Fund; (2) address and mail all communications by the Fund to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Fund’s operations.

Custodian

General. Citibank, N.A., (the “Custodian” or “Citibank”), 388 Greenwich St., New York, New York 10013, serves as the custodian of the assets of the Fund pursuant to a Global Custodial Services Agreement dated August 5, 2008, as amended (the “Custody Agreement”). The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Custodian may, with the approval of the Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that it shall remain liable for the performance of all of its duties under the Custody Agreement.

Foreign Custody.  Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund’s board of directors to delegate to a “Foreign Custody Manager” the selection and monitoring of foreign sub-custodian arrangements for the Trust’s assets.  Accordingly, the Board delegated these responsibilities to the Custodian pursuant to the Custody Agreement.  As Foreign Custody Manager, the Custodian must (a) determine that the assets of the Fund held by a foreign sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust’s foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures.  In determining appropriateness, the Custodian will not evaluate a particular country’s investment risks, such as (a) the use of compulsory depositories, (b) such country’s financial infrastructure, (c) such country’s prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities. The Custodian will provide to the Board quarterly written reports regarding the Trust’s foreign custody arrangements.

Line of Credit. Effective July 1, 2019, the Fund, along with other funds in the Victory Fund Complex and USAA Mutual Funds Trust, participates in a short-term, demand note line of credit agreement with Citibank. Under the agreement with Citibank, the Fund may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of the committed amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (another series of VP), with that fund paying the related commitment fees for the reserved amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15%. The Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Securities Lending

The Trust has entered into a Master Securities Lending Agreement (“MSLA”) with Citibank whereby Citibank serves as the Fund’s lending agent and facilitates the Fund’s lending program. Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The Fund earns interest or dividends on the securities loaned and may also earn a return from the collateral.

The Fund pays various fees in connection with the investment of cash collateral. The Fund pays Citibank fees based on the investment income received from securities lending activities.  In its role as securities lending agent, Citibank (i) arranges and administers the loan of securities when establishing a loan and the return of securities upon termination of a loan, (ii) collects from borrowers cash, securities or other instruments to serve as collateral for the loans, (iii) monitors the value of securities on loan and the value of the corresponding collateral, (iv) communicates to each borrower the minimum amount of collateral required for each loan and collects additional collateral as required on a daily basis to maintain such minimum, (v) collects or arranges for the collection of any interest, dividends or other distributions related to loaned securities, and (vi) performs other necessary services related to the establishment and maintenance of the Funds’ securities lending program.

The following reflects the dollar amounts of income and fees/compensation related to the Fund’s securities lending activities during the Fund’s fiscal year ended December 31, 2019:

Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebate (Paid to borrower)	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
Victory Variable Insurance Diversified Stock Fund	$9,078	$69	$8,523	$8,592	$486

Compliance Services

Effective July 1, 2017, the Trust has entered into an Agreement to Provide Compliance Services (“Compliance Agreement”) with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under 1940 Act. The funds in the Victory Fund complex, in the aggregate, compensate the Adviser for these services.  For the two most recent fiscal years ended December 31, the Fund paid the Adviser the following fees under the terms of the Compliance Agreement.

Fund	2019 Fee Paid	2018 Fee Paid	2017 Fee Paid
Victory Variable Insurance Diversified Stock	$51	$33	$115

*July 1, 2017 — December 31, 2017.

Distributor

Victory Capital Advisers, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated August 1, 2013, as amended (the “Distribution Agreement”).  Effective on or about June 30, 2020, the Distributor’s name will change to Victory Capital Services, Inc. The Distributor is an affiliate of the Adviser.  Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and

(2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Contract Owner Administrative Services Agreement

Payments made under the Contract Owner Administrative Services Agreement to contract owner servicing agents (which may include affiliates of the Adviser), or to insurance companies or their affiliates, are for administrative support services to individuals who may from time to time own contracts offered by the separate accounts that invest in the Fund, which services may include: (1) dissemination of Fund prospectuses to existing contract owners; (2) solicitation of Trust proxies (including facilitating distribution of proxy material to contract owners, tabulation and reporting); (3) telephonic support for contract owners with respect to inquiries about the Trust (not including information related to sales); (4) communications to contract owners regarding performance of the separate account and the Fund; (5) aggregating purchase and redemption orders of the separate account for sales of shares of the Fund; (6) recording issuance and transfers of shares of the Fund held by the separate account; (7) processing and reinvesting dividends and distributions of the Fund held by the separate account; and (8) providing other administrative support to the Trust as mutually agreed between the Trust, a life insurance company and the Distributor.

Payments to Insurance Companies

If you purchase the Fund through an insurance company, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services (administrative services).  These payments currently are calculated based on average net assets of the Fund that are serviced by the insurance company.  Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic fund reports, prospectuses and other communications to shareholders as required.

In addition, the Adviser (or its affiliates), from its own resources, may make substantial payments to various insurance companies for the sale of Fund shares and related services for investments in the Fund. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. These payments currently are calculated based on average net assets of the Fund that are serviced by the insurance company.

These payments may create a conflict of interest by influencing the insurance company and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your insurance company’s website for more information.

As of December 31, 2019, the Adviser and its affiliates had arrangements in place with respect to the Fund with the following insurance companies:

Talcott Resolution Life Insurance Company

Nationwide Investment Services Corp.

New York Life Insurance Company

RULE 12b-1 DISTRIBUTION AND SERVICE PLAN

Pursuant to Section 12 of the 1940 Act, a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. The Trust has adopted a distribution and service plan in accordance with Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) on behalf of Class A shares of the Fund.

The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Class A shares to life insurance companies (each a “Life Company”) for the purpose of funding variable annuity contracts and variable life insurance policies (collectively referred to as “Variable Contracts”) or to provide services to Variable Contract owners whose Variable Contracts are funded with shares of the Fund and are not otherwise provided by the Life Company and paid for with fees charged by the Life Company, including but not limited to: (i) providing incentives and compensation to the Distributor, Life Companies and financial intermediaries that make the Fund available to its Variable Contract owners and who provide personal services to its Variable Contract owners who fund their Variable Contracts with shares of the Fund; (ii) providing administrative support services to the Fund in connection with the distribution of the Fund’s shares for use by Life Companies in funding Variable Contracts; (iii) paying costs incurred in conjunction with advertising and marketing Fund shares, such as the expense incurred by Life Companies, the Distributor, or affiliates of the Distributor of preparing, printing and distributing promotional or sales literature in connection with the funding of Variable Contracts with Fund shares; (iv) printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective Variable Contract owners; (v) holding seminars and sales meetings designed to promote the distribution of Variable Contracts funded with Fund shares, to the extent permitted by applicable laws, rules or regulations; (vi) training sales personnel of Life Companies and financial intermediaries regarding the Fund; and (vii) financing any other activity that the Board determines is primarily intended to result in the sale of Fund shares and support of services relating to those shares. The Distributor also may use Rule 12b-1 fees to pay for an allocation of overhead and other branch office distribution-related expenses of the Distributor, such as office space and equipment and telephone facilities. Of the 0.25% permitted under the Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class A shares.

The amount of the Rule 12b-1 fees payable by the Fund under the Rule 12b-1 Plan is considered compensation and is not related directly to expenses incurred by the Distributor, and the Plan does not obligate the Fund to reimburse the Distributor for such expenses. The fees set forth in the Rule 12b-1 Plan will be paid by the Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to the Fund; any distribution or service expenses incurred by the Distributor on behalf of the Fund in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund.

The Rule 12b-1 Plan expressly recognizes that the Fund currently pays, and will continue to pay, an investment advisory fee to Adviser and an administration fee to the Administrator. To the extent that any payments made by the Fund to the Adviser or Administrator, including payment of fees under the relevant agreement, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then such payments are deemed to be authorized by the Plan. In addition, to the extent that any payments made by any of the Adviser, Administrator or Distributor out of its own profits should be deemed to be indirect financing of any activity primarily intended to result in the past sale of shares of the Fund within the context of Rule 12b-1, then such payments are deemed to be authorized by the Rule 12b-1 Plan.

The 12b-1 Plan was approved by the Board, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval and determined that there was a reasonable likelihood that the Plan would benefit the Fund and its Class A shareholders. To the extent that the Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class A shares of the Fund, additional sales of these shares may result. Additionally, certain support services covered under the Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.

During the fiscal year ended December 31, 2019, the Fund paid $74,971 in Rule 12b-1 fees to the Distributor pursuant to the Plan. All such payments consisted of payments to life insurance companies.

Code of Ethics

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser’s Code of Ethics applies to all Access Personnel (the Adviser’s directors and officers and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers and employees). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policies and Procedures

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Fund holds (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Fund’s proxy voting records and the Proxy Voting Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Fund’s proxies in the best interests of the Fund and its shareholders, subject to oversight by the Board.

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Fund and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Fund’s Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

•                  the effect of the proposal on the underlying value of the securities

•                  the effect on marketability of the securities

•                  the effect of the proposal on future prospects of the issuer

•                  the composition and effectiveness of the issuer’s board of directors

•                  the issuer’s corporate governance practices

•                  the quality of communications from the issuer to its shareholders

The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

•                  The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

•                  The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

•                  The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

•                  The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

•                  The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

•                  The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

•                  The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

•                  The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

•                  The Adviser will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

•                  The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principle appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of the Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

The Fund’s Proxy Voting Policy provides that the Fund, in accordance with SEC rules, annually will disclose on Form N-PX the Fund’s proxy voting record. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 800-539-FUND (800-539-3863) or by accessing the SEC’s website at www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund. The Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter’s concession) or discount.

Subject to the consideration of obtaining best execution, the Adviser may use brokerage commissions generated from client transactions to obtain services and/or research from broker-dealers to assist in the Adviser’s investment management decision-making process. These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

It is the policy of the Adviser to seek the “best execution” of its clients’ securities transactions. The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.

The Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.

The Adviser will make a good faith determination that the commissions paid are reasonable in relation to the value of the services received. The continuous review of commissions is the responsibility of the Adviser’s head of equity trading. Quarterly, the Adviser’s research analysts and portfolio managers will participate in a broker vote. The Adviser’s Equity Trading Desk will utilize the vote results during the broker selection process. Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for the Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds. The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed-income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•                  Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•                  Allocation of all orders in a timely and efficient manner.

In some cases, “bunching” or “blocking” trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible. However, no proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a “first-come, first-served” basis. At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.

In some instances, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods may be used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.

In making investment decisions for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Fund. Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

The table below provides the dollar amount of brokerage commissions by the Fund paid during the last three fiscal years ended December 31:

2019	2018	2017
$29,293	$45,705	$54,311

Affiliated Brokerage.  The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions.  The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Fund will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser to be advantageous to the Fund or the Adviser may execute portfolio transactions through affiliated broker-dealers.  All such in accordance with procedures approved by the Board.  The percentage of trades executed through an affiliated broker-dealer for the Fund may be higher relative to trades executed by unaffiliated dealers, so long as the trades executed by the affiliated broker-dealer are consistent with best execution. For the three fiscal years ended December 31, the Fund paid no commissions to affiliated broker-dealers.

Allocation of Brokerage in Connection with Research Services. The Adviser may, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, direct the Fund’s brokerage transactions to brokers because of research services provided. These amounts represent transactions effected with, and related commissions paid to, brokers that provide third party research services. They do not include transactions and commissions involving brokers that provide proprietary research. During the period ended December 31, 2019, the Fund did not enter into any such transactions.

Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information if the Fund held securities of its regular brokers or dealers (or their parents) during its most recent fiscal year.  As of December 31, 2019, the fund did not hold securities of its regular brokers or dealers.

Portfolio Turnover

The Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. The portfolio turnover rates stated in the Prospectus are calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.

The turnover rate for the Fund will vary from year-to-year, and, depending on market conditions, could be greater in periods of unusual market movement and volatility. A high rate of portfolio turnover (over 100%) will generally involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

For the two fiscal years ended December 31, 2019 and 2018, the Fund’s portfolio turnover rate was 113% and 114%, respectively.

DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment. The Fund ordinarily declares and pays dividends quarterly. If the Fund makes a capital gains distribution, it is declared and paid annually.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

Information set forth in the Prospectus that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Fund.  The following is only a summary of certain additional income and excise tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.  Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations).  In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code. Generally, to qualify as a RIC for federal income tax purposes, the Fund must (i) derive at least 90% of its annual gross income from dividends, interest, payments with respect to security loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, and currencies, and net income derived from an interest in a publicly traded partnership; and (ii) diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses, or certain publicly traded partnerships. If so qualified, the Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts underlying the contracts of participating insurance companies that hold its shares. In addition, if the Fund distributes annually its ordinary income and capital gain net income, in the manner prescribed in the Code, it will also not be subject to the non-deductible 4% federal excise tax otherwise applicable to a RIC on any of its undistributed income or gains. If the Fund fails to qualify as a RIC, it would be subject to tax at the applicable corporate tax rate on its net investment income and net capital gains without being able to deduct dividends paid to shareholders, thereby reducing the amounts available for distribution to the separate accounts invested in the Fund. Under current tax law, capital gains or dividends from the Fund are not currently taxable to a holder of a contract when left to accumulate within such contract.

Section 817(h) of the Code requires that investments of a segregated asset account underlying a contract be “adequately diversified,” in accordance with Treasury Regulations promulgated thereunder, in order for the holder of the contract based on such account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. Regulations under section 817(h) provide, among other things, the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, the RIC will not be treated as a single investment of the account for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. Generally, the Regulations require that no more than 55% of the value of the assets of a fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Additionally, an account will be treated as being “adequately diversified” if the diversification requirements under subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies. A separate account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury. The Fund plans to satisfy these conditions at all times so that each account of a participating insurance company investing in the Fund will be treated as owning its proportionate share of the Fund’s assets for purposes of determining whether it is adequately diversified under the Code and Regulations.

If the separate account upon which a contract is based fails to be adequately diversified pursuant to the foregoing rules for each calendar quarter, then (i) the variable contract is not treated as an annuity or life insurance contract under the Code for all subsequent periods for which such account is not “adequately diversified” and (ii) the holders of such contract must include as ordinary income the “income on the contract” for each taxable year. Additionally, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of “life insurance contract” under the Code. Generally, the “income of the contract” is the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year.

If the Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward and treated as a short-term capital loss that can be used to offset capital gains in future years. There is no limitation on the number of years to which net capital losses may be carried. As of December 31, 2019, the Fund had no capital loss carryforwards to offset future net capital gains.

Investment income received by the Fund from investments in foreign countries may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the Fund) to a reduced rate of withholding tax (generally 10% to 15%) or to certain exemptions from such tax. While contract owners will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations. Most of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are minor changes to the rules directly applying to the taxation of regulated investment companies such as the Fund. Moreover, the 2017 Tax Act makes numerous other large and small changes to the tax rules that do not affect regulated investment companies directly but may affect shareholders and may indirectly affect the Fund. Prospective investors should consult their tax advisers regarding the implications of the 2017 Tax Act on their investment in the Fund.  For information concerning the federal income tax consequences to the holders of contracts, such holders should consult the prospectus for their particular contract.

ADDITIONAL INFORMATION

Description of Shares

The Trust is a Delaware statutory trust. The Trust’s Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.001 per share. The Trust Instrument authorizes the Trustees to divide or re-divide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

The Trust currently offers Class A and Class I shares. The Fund currently offers only Class A shares.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the prospectus and this SAI, the Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.

Shareholders of the Fund are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”). Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only shareholders of such series or class shall be entitled to vote thereon. The shareholders of the Trust are the insurance company separate accounts using the Fund to fund contracts. The insurance company separate accounts pass voting rights attributable to shares held for the contracts to the contract owners, as described in the separate account prospectus.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Trust instrument permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders. These actions include: (a) reorganizing the Fund with another investment company or another series of the Trust; (b) liquidating the Fund; (c) restructuring the Fund into a “master/feeder” structure, in which the Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Trust Instrument, unless shareholder consent is required by law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of the series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of the Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Fund or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of the Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies provide that the Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Fund’s Chief Compliance Officer is responsible for monitoring the Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

The Fund discloses its complete portfolio holdings in its annual and semiannual reports to shareholders, which are sent to shareholders no later than 60 days after the relevant fiscal period (June 30th and December 31st, respectively) and are available on the Fund’s website, VictoryFunds.com. The Fund files it complete portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (available for filings after March 31, 2019).  Prior to that date, the Fund filed its complete portfolio holdings as of the end of its first and third fiscal quarters (March 31st and June 30th, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

In addition, the Fund discloses its complete portfolio holdings as of the quarter-end on the Fund’s website no earlier than the 15th day following the end of the calendar quarter. The Fund may also publish other information on the Fund’s website relating to its portfolio holdings (e.g., top ten holdings) on a monthly basis no earlier than the 10th day following the end of the month.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Fund’s policies provide that non-public disclosures of the Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, the Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund. In none of these arrangements does the Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Victory Capital Management Inc.	Daily
Distributor	Victory Capital Advisers, Inc.	Daily
Custodian	Citibank, N.A.	Daily
Sub-Fund Accountant	Citi Fund Services Ohio, Inc.	Daily
Financial Data Service	FactSet Research Systems, Inc.	Daily
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Annual Reporting Period: Within 15 business days of end of reporting period.
Printer for Financial Reports	Toppan Merrill LLC	Up to 30 days before distribution to shareholders.
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Shearman & Sterling LLP	Up to 30 days before filing with the SEC.
Ratings Agency	Lipper	Quarterly, no sooner than 15 calendar days after the end of the previous quarter.
Ratings Agency	Morningstar	Quarterly, no sooner than 15 calendar days after the end of the previous quarter.
Financial Data Service	Bloomberg L.P.	Quarterly, no sooner than 15 calendar days after the end of the previous quarter.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Fund.

There is no guarantee that the Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Principal Holders of Fund Shares

As of April 6, 2020, the following shareholders owned 5% or more of a particular share class of the Fund.  Each shareholder that beneficially owns more than 25% of the voting securities of the Fund may be deemed a control person of the Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote.  Since the economic benefit of investing in the Fund is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.

The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following table:

Name and Address of Owner	Percent Owned of Record
New York Life Insurance and Annuity Corporation 30 Hudson Street Jersey City, NJ 07302	89.13%

Nationwide Investment Services Corporation c/o IPO Portfolio Accounting PO Box 182029 Columbus OH 43218	9.38%

Expenses

The Fund bears the following expenses relating to its operations, including: taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund’s existence, costs of shareholders’ reports and meetings, and any extraordinary expenses incurred in the Fund’s operation.

Independent Registered Public Accounting Firm

On December 5, 2018, the Board of Trustees appointed, upon recommendation of the Audit Committee, Cohen & Company, Ltd (“Cohen”) as the independent registered public accounting firm of the Trust for the fiscal year ending December 31, 2019. Cohen, located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for other Victory Funds and VictoryShares ETFs.

Ernst & Young, LLP (“EY”) resigned as the independent registered public accounting firm of the Trust on February 27, 2019, subsequent to notification from the Audit Committee on February 21, 2019. EY’s report on the financial statements of the Trust for the past three fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust’s three most recent fiscal years and through February 27, 2019, there were no (1) disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Legal Counsel

Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, is the counsel to the Trust.

Financial Statements

The audited financial statements of the Fund for the fiscal year ended December 31, 2019 are incorporated by reference herein.

Miscellaneous

As used in the Prospectus and in this SAI, “assets belonging to a fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series, and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the prospectus and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The requirement that the Board monitor the Fund for the existence of any material irreconcilable conflict between the interests of the variable annuity contract owners and the variable life insurance policy owners investing in the Fund has been delegated to the Board’s Service Provider Committee. The Committee carries out this responsibility by monitoring information from the investment adviser, distributor, administrator, participating insurance companies or counsel concerning potential or existing material irreconcilable conflicts. Material irreconcilable conflicts may arise for a variety of reasons, including: (1) action by a state insurance regulatory authority; (2) a change in a federal or state insurance, tax or securities law, regulation or interpretation; (3) a relevant judicial or administrative decision; (4) the manner in which the investments in the Fund’s portfolio is managed; (5) a difference in voting instructions given by variable annuity contract owners and variable life insurance contract owners; or (6) a decision by an insurance company to disregard the voting instructions of contract owners. When informed of such potential or actual conflicts, the Committee evaluates the facts and circumstances and may recommend appropriate action to the Board.

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

While this SAI and the Prospectus describe pertinent information about the Trust and the Fund, neither this SAI nor the Prospectus represents a contract between the Trust or the Fund and any shareholder.

APPENDIX A

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of each of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Moody’s

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following describes the global long-term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. The following describes Moody’s global short-term ratings.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

Short-Term Obligation Ratings. While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•                  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                  Nature of and provisions of the obligation, and the promise imputed by Standard & Poor’s;

•                  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings. The following describes Standard & Poor’s short-term issue credit ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•                  Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                  Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

Active Qualifiers

L — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi — Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix.

Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•                  Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•                  Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•                  Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•                  Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•                  Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•                  A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Fitch

International Long-Term Ratings

Investment Grade

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC, C — High levels of credit risk. “CCC” ratings indicates that default is a real possibility. ‘CC’ ratings indicates that default of some kind appears probable. ‘C’ ratings indicate that default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.              the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.              the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.               Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a.              the selective payment default on a specific class or currency of debt;

b.              the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.               the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.              execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Ratings category, or to Long-Term Issuer Default Ratings categories below ‘B’.

NR — A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn — The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook — trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving”.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Registration Statement

of

VICTORY VARIABLE INSURANCE FUNDS

on

Form N-1A

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)	Registrant’s Second Amended and Restated Trust Instrument, dated February 26, 2019.

(b)	Amended and Restated Bylaws as of August 26, 2009.

(c)

The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1)(a)	Investment Advisory Agreement dated August 1, 2013 between Registrant and Victory Capital Management Inc. (the “Adviser” or “VCM”).

(d)(1)(b)	Schedule A to the Advisory Agreement dated August 1, 2013, current as of December 4, 2019. (filed herewith)

(d)(2)(a)	Investment Advisory Agreement dated as of July 29, 2016 between Registrant and the Adviser.

(d)(2)(b)	Schedule A to the Advisory Agreement dated July 29, 2016, current as of December 4, 2019. (filed herewith)

(d)(3)	Investment Sub-Advisory Agreement dated July 29, 2016 between the Adviser and Park Avenue Institutional Advisers LLC regarding the Victory High Yield VIP Series.

(e)(1)	Distribution Agreement dated August 1, 2013 between Registrant and Victory Capital Advisers, Inc.

(e)(2)	Schedule I to the Distribution Agreement dated August 1, 2013, current as of December 4, 2019. (filed herewith)

(f)	Not applicable.

(g)(1)(a)	Global Custodial Services Agreement dated as of August 5, 2008.

(g)(1)(b)	Amendment and Joinder to the Master Global Custodial Services Agreement dated July 15, 2016.

(g)(1)(c)	Amendment and Joinder to the Master Global Custodial Services Agreement dated August 24, 2016.

(g)(1)(d)	Amendment and Joinder to the Master Global Custodial Services Agreement dated February 27, 2017.

(g)(1)(e)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated March 1, 2019.

(h)(1)(a)	Administration and Fund Accounting Agreement dated July 1, 2006 between Registrant and VCM.

(h)(1)(b)	Amendment to Administration and Fund Accounting Agreement dated July 1, 2009 between Registrant and VCM.

(h)(1)(c)	Amendment No. 2 to Administration and Fund Accounting Agreement dated July 1, 2012 between Registrant and VCM.

(h)(1)(d)	Amendment No. 3 dated May 21, 2015 to the Administration and Fund Accounting Agreement dated July 1, 2006.

(h)(1)(e)	Amendment No. 4 dated August 19, 2015 to the Administration and Fund Accounting Agreement dated July 1, 2006.

(h)(1)(f)	Amendment No. 5 dated August 24, 2016 to the Administration and Fund Accounting Agreement dated July 1, 2006.

(h)(1)(g)	Amendment No. 6 dated February 28, 2018 to the Administration and Fund Accounting Agreement dated July 1, 2006.

(h)(1)(h)	Amendment No. 7 dated February 27, 2019 to the Administration and Fund Accounting Agreement dated July 1, 2006.

(h)(2)(a)	Sub-Administration and Sub-Fund Accounting Agreement effective October 1, 2015 between Victory Capital and Citi Fund Services Ohio, Inc.

(h)(2)(b)	Amendment dated as of February 27, 2017 to Sub-Administration and Sub-Fund Accounting Agreement.

(h)(2)(c)	Amendment No.2 dated as of February 28, 2018 to Sub-Administration and Sub-Fund Accounting Agreement.

(h)(2)(d)	Amendment No. 3 dated as of February 27, 2019 to Sub Administration and Sub-Fund Accounting Agreement.

(h)(3)(a)	Transfer Agency Agreement dated April 1, 2002 between Registrant and BISYS.

(h)(3)(b)	Amendment to the Transfer Agency Agreement dated July 24, 2002.

(h)(3)(c)	Amendment to the Transfer Agency Agreement dated July 1, 2006.

(h)(3)(d)	Amendment to the Transfer Agency Agreement dated July 1, 2009.

(h)(3)(e)	Amendment to the Transfer Agency Agreement dated July 1, 2012.

(h)(3)(f)	Amendment to the Transfer Agency Agreement dated July 1, 2015.

(h)(3)(g)	Amendment to the Transfer Agency Agreement dated August 24, 2016.

(h)(3)(h)	Data Protection Addendum dated May 30, 2018 to the Transfer Agency Agreement dated April 1, 2002.

(h)(4)(a)	Participation Agreement dated June 30, 1999 among Registrant, BISYS and Nationwide Life Insurance Company (“Nationwide”).

(h)(4)(b)	First Amendment to Participation Agreement dated June 30, 1999 among Registrant, BISYS and Nationwide.

(h)(4)(c)	Second Amendment to Participation Agreement dated June 30, 1999 among Registrant, BISYS and Nationwide.

(h)(5)	Participation Agreement dated December 28, 2000 among Registrant, BISYS and Hartford Life Insurance Company (“Hartford”).

(h)(6)	Participation Agreement dated April 2, 2004 among Registrant, BISYS and New York Life Insurance and Annuity Corporation (“NY Life”).

(h)(7)	Participation Agreement among RS Variable Products Trust, RS Investment Management Co. LLC, RS Funds Distributor LLC, and The Guardian Insurance & Annuity Company, Inc.

(h)(8)

Novation Agreement dated July 13, 2016 among RS Variable Products Trust, RS Investment Management Co. LLC, RS Funds Distributor LLC, Registrant, the Adviser, Victory Capital Advisers, Inc. and The Guardian Insurance & Annuity Company, Inc.

(h)(9)(a)	Expense Limitation Agreement dated as of February 17, 2016.

(h)(9)(b)	Schedule A to Expense Limitation Agreement dated as of February 17, 2016, current as of May 1, 2020. (filed herewith)

(i)(1)

Opinion of Morrison & Foerster LLP dated April 16, 2012 relating to the legality of Registrant’s shares. Opinion of Morris, Nichols, Arsht & Tunnell LLP dated April 16, 2012 relating to the legality of Registrant’s shares.

(i)(2)

Opinions of Morrison & Foerster LLP dated June 13, 2016 and Morris Nichols Arsht & Tunnell LLP dated June 13, 2016, relating to Victory RS Large Cap Alpha VIP Series, Victory RS Small Cap Growth Equity VIP Series, Victory RS International VIP Series, Victory Sophus Emerging Market VIP Series, Victory INCORE Investment Quality Bond VIP Series, Victory INCORE Low Duration Bond VIP Series, Victory High Yield VIP Series and Victory S&P 500 Index VIP Series.

(j)(1)	Consent of Shearman & Sterling LLP. (filed herewith)

(j)(2)	Consent of Ernst & Young LLP. (filed herewith)

(j)(3)	Consent of Cohen & Co. Ltd. (filed herewith)

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Class A Shares Distribution and Service Plan dated January 1, 2003 and amended as of May 18, 2004.

(m)(2)	Form of Class A Rule 12b-1 Agreement with VCA.

(m)(3)	Schedule I to Class A Rule 12b-1 Agreement with VCA dated January 1, 2003, as amended May 18, 2004 (current as of December 4, 2019). (filed herewith)

(m)(4)(a)	Contract Owner Administrative Services Agreement dated June 30, 1999 between Registrant and Nationwide.

(m)(4)(b)	First Amendment to Contract Owner Administrative Services Agreement dated June 30, 1999 between Registrant and Nationwide.

(m)(4)(c)	Second Amendment to Contract Owner Administrative Services Agreement dated June 30, 1999 between Registrant and Nationwide.

(m)(5)	Contract Owner Administrative Services Agreement dated January 26, 2001 between Registrant and Hartford.

(m)(6)	Contract Owner Administrative Services Agreement dated May 1, 2004 between Registrant and NY Life.

(m)(7)	Schedule B to the Hartford Contract Owner Administrative Services Agreement, dated January 1, 2003.

(n)	Rule 18f-3 Multi-Class Plan.

(p)(1)	Code of Ethics of Registrant as revised February 28, 2018.

(p)(2)	Code of Ethics of the Adviser and the Distributor dated July 1, 2019.

(p)(3)	Code of Ethics of Park Avenue Institutional Advisers LLC.

Powers of Attorney of Leigh A. Wilson, David Brooks Adcock, Nigel D.T. Andrews, E. Lee Beard, David C. Brown, John L. Kelly and David L. Meyer.

Powers of Attorney of Dennis M. Bushe and Gloria S. Nelund

Item 29. Persons Controlled by or Under Common Control with Registrant

None.

Item 30. Indemnification

Article X, Section 10.02 of Registrant’s Delaware Trust Instrument, as amended, incorporated herein as Exhibits (a) and (b) hereto, provides for the indemnification of Registrant’s Trustees and officers, as follows:

Section 10.02 Indemnification.

(a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.  The advancement of any expenses pursuant to this Section 10.02(d) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002 or for any other reason.

Indemnification of the Fund’s principal underwriter, custodian, fund accountant, and transfer agent is provided for, respectively, in Section V of the Distribution Agreement incorporated by reference as Exhibit (e)(1) hereto, Section 12 of the Global Custodial Services Agreement incorporated by reference as Exhibit (g)(1)(a) hereto, Section 9 of the Administration and Fund Accounting Agreement incorporated by reference as Exhibit (h)(1)(a) hereto and Section 9 of the Transfer Agency Agreement incorporated by reference as Exhibit (h)(3)(a) hereto. Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

Victory Capital Management Inc. (“VCM” or the “Adviser”) is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. The Adviser provides investment advisory services to clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds. The Adviser offers domestic and international equity and domestic fixed income strategies to investors through a variety of products, including mutual funds, separate accounts, and collective trust funds. As of March 31, 2020, the Adviser managed or advised assets totaling in excess of $123.7 billion for individual and institutional clients. The Adviser’s principal offices are located at 15935 La Cantera Parkway, San Antonio, Texas 78256, with additional offices in Birmingham, Boston, Cincinnati, Cleveland, Denver, Des Moines, New York, Rocky River and San Francisco.

To the knowledge of Registrant, none of the directors or officers of the Adviser is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

The principal executive officers and directors of the Adviser and VCH are as follows:

David C. Brown	Director, Chairman and Chief Executive Officer of Adviser and VCH
Kelly S. Cliff	President, Investment Franchises of Adviser and VCH, Director of Adviser
Michael D. Policarpo, II	President, Chief Financial Officer and Chief Administrative Officer of Adviser and VCH, Director of Adviser
Nina Gupta	Chief Legal Officer and Secretary of Adviser and VCH, Director of Adviser

The business address of the foregoing individuals is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

Item 32. Principal Underwriter

(a) Victory Capital Advisers, Inc. (d/b/a Victory Capital Services, Inc.) (“VCA”) acts as principal underwriter for the shares of Registrant, Victory Portfolios, Victory Portfolios II, USAA Mutual Funds Trust.

(b) VCA, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, acts solely as distributor for the investment companies listed above. The officers of VCA, all of whose principal business address is set forth above, are:

Name	Positions and Offices with VCA	Position and Offices with Registrant
David C. Brown	Director	Trustee
Michael D. Policarpo, II	Director	None
Susan Woodard	Director, Chief Compliance Officer, and AML Officer	None
Nina Gupta	Director, Chief Legal Officer and Secretary	None
Donald Inks	Principal Operations Officer and President	None
Christopher Dyer	Chief Operations Officer	President
Christopher Ponte	Chief Financial Officer	Assistant Treasurer

(c) Not applicable.

Item 33. Location of Accounts and Records

(1) Victory Capital Management Inc., 15935 La Cantera Parkway, San Antonio, Texas 78256 (records relating to its functions as investment adviser and administrator).

(2) Citibank, N.A., 388 Greenwich St., New York, New York 10013 (records relating to its function as custodian).

(3) Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219 (records relating to its functions as sub-administrator and sub-fund accountant).

(4) FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219 (records relating to its functions as transfer agent and dividend disbursing agent).

(5) Victory Capital Advisers, Inc. (d/b/a Victory Capital Services, Inc.), 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144 (records relating to its function as distributor).

(6) Park Avenue Institutional Advisers LLC, 7 Hanover Square, New York, New York 10004 (records relating to its function as sub-adviser to the Victory High Yield VIP Series).

Item 34. Management Services

None.

Item 35. Undertakings

Not applicable.

NOTICE

A copy of the Certificate of Trust of Registrant, and all amendments, is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant’s Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 15th day of April, 2020.

VICTORY VARIABLE INSURANCE FUNDS
(Registrant)

By:	/s/ Christopher K. Dyer
Christopher K. Dyer, President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 15th day of March, 2020.

	/s/ Christopher K. Dyer	President (Principal Executive Officer)
Christopher K. Dyer

	/s/ Allan Shaer	Treasurer (Principal Accounting Officer, and Principal Financial Officer)
Allan Shaer

	*	Chairman of the Board and Trustee
Leigh A. Wilson

	*	Trustee
David Brooks Adcock

	*	Trustee
Nigel D.T. Andrews

	*	Trustee
E. Lee Beard

	*	Trustee
David C. Brown

	*	Trustee
Dennis M. Bushe

	*	Trustee
John L. Kelly

	*	Trustee
David L. Meyer

	*	Trustee
Gloria S. Nelund

*By:	/s/ Jay G. Baris
Jay G. Baris
Attorney-in-Fact

VICTORY VARIABLE INSURANCE FUNDS

INDEX TO EXHIBITS

Exhibit Number	Exhibits:

EX-99.(d)(1)(b)	Schedule A to the Advisory Agreement dated August 1, 2013, current as of December 4, 2019.
EX-99.(d)(2)(b)	Schedule A to the Advisory Agreement dated July 29, 2016, current as of December 4, 2019.
EX-99.(e)(2)	Schedule I to the Distribution Agreement dated August 1, 2013, current as of December 4, 2019.
EX-99.(h)(9)(b)	Schedule A to Expense Limitation Agreement dated as of February 17, 2016, current as of May 1, 2020.

EX-99.(j)(1)	Consent of Shearman & Sterling LLP.
EX-99.(j)(2)	Consent of Ernst & Young LLP.
EX-99.(j)(3)	Consent of Cohen & Co. Ltd.

EX-99.(m)(3)	Schedule I to Class A Rule 12b-1 Agreement with VCA current as of December 4, 2019.